As filed with the Securities and Exchange Commission on October 20, 2004

                                       Investment Company Act File No. 811-21655


================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2
                        (Check appropriate box or boxes)

|X| REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |_| Amendment No. ______

                           A T FUNDS INVESTMENT TRUST
               (Exact Name of Registrant as Specified in Charter)
                             ______________________

                      300 Pacific Coast Highway, Suite 305
                       Huntington Beach, California 92648
                    (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 (714) 969-0521
                             ______________________

                               Alexander L. Popof
                      300 Pacific Coast Highway, Suite 305
                       Huntington Beach, California 92648
                     (Name and Address of Agent for Service)

                          Copies of Communications to:

                              David A. Hearth, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                          55 Second Street, 24th Floor
                      San Francisco, California 94105-3441

                             ______________________


This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Securities of Registrant are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), and will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of, and/or Regulation D under, the Securities Act. Investments in Registrant may be made only by individuals or entities meeting the definition of an "accredited investor" in Regulation D under the Securities Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any securities of Registrant.

================================================================================

                              CROSS REFERENCE SHEET

                                  PARTS A AND B


  Item No.                             Caption                              Location in Prospectus
  --------                             -------                              ----------------------

PART A -- INFORMATION REQUIRED IN A PROSPECTUS

1.             Outside Front Cover Page.................................    Outside Front Cover Page
2.             Inside Front and Outside Back Cover Page.................    Inside Front and Outside Back Cover Page
3.             Fee Table and Synopsis...................................    Summary of Terms; Summary of Fund Expenses
4.             Financial Highlights.....................................    Not Applicable
5.             Plan of Distribution.....................................    Subscriptions for Shares
6.             Selling Shareholders.....................................    Not Applicable
7.             Use of Proceeds..........................................    Use of Proceeds
8.             General Description of the Registrant....................    Outside Front Cover Page; The Fund; Structure;
                                                                            Investment Program
9.             Management...............................................    Management of the Fund; Board of Trustees;
                                                                            Management Team
10.            Capital Stock, Long-Term Debt, and Other Securities......    Inside Front Page; Voting; Dividends and Tax
                                                                            Aspects; Additional Information Regarding Trust
                                                                            Agreement
11.            Defaults and Arrears on Senior Securities................    Not Applicable
12.            Legal Proceedings........................................    Not Applicable

PART B -- INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

13.            Table of Contents of the Statement of Additional             Table of Contents of Statement of Additional
               Information..............................................    Information (SAI)
14.            Cover Page of SAI........................................    SAI
15.            Table of Contents of SAI.................................    SAI
16.            General Information and History..........................    Not Applicable
17.            Investment Objective and Policies........................    Investment Program (Prospectus)
18.            Management...............................................    Management of the Fund; Board of Trustees
                                                                            (Prospectus); Trustees and Officers (SAI)
19.            Control Persons and Principal Holders of Securities......    Not Applicable
20.            Investment Advisory and Other Services...................    Management of the Fund; The Adviser; The
                                                                            Subadviser; The Administrator (Prospectus);
                                                                            Approval of Advisory Services (SAI)
21.            Brokerage Allocation and Other Practices.................    Brokerage (SAI)
22.            Tax Status...............................................    Dividends and Tax Aspects (Prospectus)
23.            Financial Statements.....................................    Financial Statements (SAI)*

* To be filed by pre-effective amendment.

                        [TABLE OF CONTENTS - TO BE ADDED]

                                   PROSPECTUS

                    Date of Prospectus:           , 2004



                                A T FUND OF FUNDS

        ---------------------------------------------------------------

                                 A T FUNDS, LLC

                                     Adviser

                                _________________

                             TREESDALE PARTNERS, LLC

                                   Subadviser


                                _________________


                      ALLEGIANCE INVESTMENT MANAGEMENT, LLC

                                  Administrator

                                _________________

                         ______________________________

                                Subadministrator

        ---------------------------------------------------------------


         The A T Fund of Funds (the "Fund") is the sole series of the A T Funds Investment Trust (the "Company"), which is a newly formed Delaware statutory trust registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end management investment company. The Fund's investment objective is to seek risk-adjusted, fixed-income, absolute returns by investing in investment funds ("Portfolio Funds") managed by various investment managers ("Portfolio Managers") that use a variety of investment strategies. The Fund cannot guarantee that its investment objective will be achieved or that its portfolio design and risk monitoring strategies will be successful. See "TYPES OF INVESTMENT AND RELATED RISKS" and "OTHER RISKS."

         This Prospectus applies to the private placement of shares of common stock of the Fund ("Shares"). The information in this Prospectus is subject to completion. The Shares have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state. The Fund will issue Shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. The Fund may not issue Shares until the registration statement filed with the U.S. Securities and Exchange Commission ("SEC") is effective. This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Shares in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

         If you purchase Shares of the Fund, you will become bound by the terms and conditions of the Company's Agreement and Declaration of Trust ("Trust Agreement"). A copy of the Trust Agreement is attached as an appendix to the Prospectus.

         The Shares will not be listed on any securities exchange and it is not anticipated that a secondary market for the Shares will develop. The Shares are also subject to substantial restrictions in transferability and resale and may not be transferred or resold except as permitted under the Trust Agreement. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at an investor's option nor will they be exchangeable for interests or shares of any other fund, because the Company is a closed-end investment company. As a result, you may not be able to sell or otherwise liquidate your Shares. See "Other Risks" and "Redemptions, Repurchases and Transfers of Shares." The Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

         You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult your own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

         This Prospectus concisely provides the information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. The Fund's Statement of Information ("SAI"), dated __________________, 2004, is filed with this Prospectus, and the table of contents for the SAI can be found in Part B of this registration statement. Additional information about the Company has been filed with the SEC and is available upon request and without charge by writing to the Company at the address above. You can also obtain other information about the Company, on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

         The date of this Prospectus is ____________________, 2004.

                                SUMMARY OF TERMS

The Fund A T Fund of Funds (the "Fund") is the sole series of A T Investment Trust (the "Company"), which is a newly formed Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, management investment company.

                          The Fund is a specialized investment vehicle that may be referred to as a "registered private investment fund." It is similar to an unregistered private investment fund in that shares of common stock of the Fund (the "Shares") will be sold in large minimum denominations to high net worth individuals and institutional investors ("Investors") and will be subject to substantial restrictions on transferability. Unlike an unregistered private investment fund, the Fund has registered under the 1940 Act to be able to offer the Shares without limiting the number of Investors who can participate in its investment program.

Adviser A T Funds, LLC, a Delaware limited liability company and an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), will serve as the Fund's investment adviser (the "Adviser"). The Adviser is a direct subsidiary owned equally by the Subadviser and the Administrator.

Subadviser                Treesdale Partners, LLC, a Delaware limited liability
                          company and an investment adviser registered under the Advisers Act, will serve as the Fund's subadviser (the
                          "Subadviser"), and will be responsible for management of the Fund's investment portfolio.

                          The Subadviser is headquartered in New York, New York. It currently operates as a specialized asset management company managing a sector fund of hedge funds focusing on `best of breed' relative value fixed income funds. As of October 1, 2004, it had $238 million of assets under management.

Administrator             Allegiance Investment Management, LLC, a Delaware
                          limited liability company carrying on business as Allegiance Capital, will serve as the Fund's primary administrator and will provide certain administrative services to the Fund (the "Administrator").

Subadministrator          _________________, a ___________________, will serve
                          as the Fund's subadministrator (the
                          "Subadministrator"). The Fund will reimburse the Administrator for the fees paid to the Subadministrator.

Investment                The Fund's investment objective is to seek
Program                   risk-adjusted, fixed-income, absolute returns
                          regardless of the market conditions. The Fund will operate as a "fund of funds."

                          The Fund will seek to accomplish its objective by investing its assets in investment funds ("Portfolio Funds") that are managed by various investment managers ("Portfolio Managers") that use an "absolute return" investment strategy. An "absolute return" investment strategy refers to a broad class of investment strategies that historically have exhibited limited correlation to each other or to the performance of major equity and debt market indices. The Subadviser expects the selected Portfolio Managers to invest primarily in relative value, market neutral strategies in the fixed-income markets that are designed to generate consistent returns. The Subadviser also expects the Portfolio Managers to primarily focus on utilizing advanced investment strategies with low to moderate leverage on their respective portfolios.

                          The Portfolio Managers may invest in various instruments, including, among other things, public and private, leveraged and non-leveraged, U.S. and foreign, long and short positions in fixed-income debt instruments, cash and cash equivalents, options, warrants, futures and other commodities, currencies, over-the-counter derivative instruments (such as swaps), securities that lack active public markets, repurchase and reverse repurchase agreements, preferred stocks, convertible bonds and other financial instruments; and real estate related securities (collectively, "Financial Instruments").

                          In addition to investments in Portfolio Funds, the Fund may, to the extent permitted by applicable law on exemptive relief obtained by the Fund, allocate assets directly to Portfolio Managers either in the form of a directly managed account or through the creation of a special purpose investment vehicle in which the Fund might be the sole investor. Portfolio Managers to whom managed account or special purpose investment vehicle allocations are made are referred to in this Prospectus as "Direct Allocation Portfolio Managers." For purposes of the Fund's investment restrictions and investment limitations under the 1940 Act, the Fund will "look through" to the underlying investments of any managed accounts or special purpose investment vehicles it creates for the specific purpose of facilitating management of the Fund's assets by a Direct Allocation Portfolio Manager (as opposed to Portfolio Funds formed and managed by third parties). Other Portfolio Funds in which the Fund invests, however, are not subject to the Fund's investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act.

                          See "INVESTMENT PROGRAM."

Portfolio Managers        It will be the responsibility of the Subadviser to
                          research and select the Portfolio Managers, to satisfy itself as to the suitability of the terms and conditions of the Portfolio Funds they manage or, where relevant, negotiate the respective portfolio management agreements, and to allocate and reallocate the assets of the Fund among Portfolio Managers. The
                          Subadviser will make its dynamic allocation decisions based on its view of the optimal mix of investment sectors and styles, using advanced risk analytics and asset allocation analysis. The risk profile of the Fund's portfolio will be monitored using advanced risk management tools. The major types of risks that will be evaluated include duration, convexity, volatility, prepayment, basis, liquidity, leverage and financing.

                          Portfolio Managers are chosen on the basis of selection criteria and risk parameters established by the Subadviser, including an analysis of the Portfolio Manager's performance during various time periods and market cycles and the Portfolio Manager's reputation, experience, training and investment philosophy and policies. In addition, the Portfolio Manager's ability to provide timely and accurate reporting and its internal controls will be considered. In an effort to optimize its investment program, the Subadviser may allocate a portion of the Fund's assets to Portfolio Managers who lack historical track records but, in the Subadviser's judgment, offer exceptional potential. The Subadviser will also maintain an ongoing "qualified and preferred" list of Portfolio Managers.

                          The Subadviser will monitor each Portfolio Manager on an ongoing basis, and investment policies and philosophy will be discussed with each Portfolio Manager regularly. The identity and number of Portfolio Managers for the Fund is likely to change over time. The Subadviser may remove a Portfolio Manager or appoint new Portfolio Managers without prior notice to or the consent of the Shareholders.

                          The Fund may invest through investment partnerships, corporations and other entities managed by Portfolio Managers, as well as through accounts managed by Portfolio Managers. Some of the investments may be made through one or more investment entities for which the Subadviser or an associated person may serve as the general partner, sponsor or manager.

Potential Benefits        The Fund will offer not only the benefits associated
of Investing in the       with the Portfolio Managers' individual investment
Fund                      strategies, but also the potential for diversification
                          by allocating its assets among a portfolio of Portfolio Managers. The Subadviser expects that by allocating the Fund's assets for investment among multiple Portfolio Managers, the Fund may reduce the volatility inherent in a direct investment with any single
                          Portfolio Manager.

                          An investment in the Fund will enable investors to have their assets managed by a group of Portfolio Managers whose services generally are not available to the general investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also will enable investors to invest with a cross section of Portfolio Managers without being subject to the high minimum investment requirements that Portfolio Managers typically impose on investors.

Risk Factors              The investment program of the Fund is speculative and
                          involves substantial risks. There can be no assurance that the investment objective of the Fund will be achieved. The investment performance of the Fund will depend on the performance of the Portfolio Managers with which the Fund invests, and the Subadviser's ability to select Portfolio Managers and to allocate and reallocate effectively the Fund's assets among Portfolio Managers. The value of an investment in the Fund will fluctuate with changes in the values of the Portfolio Fund's investments.

                          The general risks of an investment in the Fund including the following:

                          Investing in the Fund can result in a loss of capital invested.

                          Use of leverage, short sales and derivative transactions by Portfolio Managers can result in significant losses to the Fund.

                          The Fund is a non-diversified fund and invests in Portfolio Funds that may not have diversified investment portfolios and may, in some cases, concentrate their investments in a single sector or group of related sectors, thereby increasing investment risk.

                          The Fund is, and certain Portfolio Funds may be, newly formed and have no operating histories upon which investors can evaluate their performance.

                          Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer and have limited liquidity.

                          An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may, in many cases, be higher than the minimum initial investment requirements of the Fund, could invest directly in Portfolio Funds or with Portfolio Managers. By investing in Portfolio Funds indirectly through the Fund, an investor indirectly bears a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in Portfolio Funds. These are in addition to the fees paid by the Fund to the Adviser.

                          The incentive-based allocations assessed by Portfolio Managers and borne by the Fund may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of incentive-based allocations. In addition, because an incentive-based allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund's assets, the allocation may be greater than if it were based solely on realized gains.

                          Each Portfolio Manager will receive any
                          incentive-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Fund generally. Accordingly, a Portfolio Manager with positive performance may receive incentive-based compensation from the Fund, which will be borne indirectly by the investors, even if the

                          Fund's overall returns are negative.

                          Investment decisions for Portfolio Funds are made by Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing securities of an issuer whose securities are being sold by another Portfolio Fund. Consequently, the Fund could incur indirectly certain transaction costs without accomplishing any net investment result.

                          Various risks are associated with the securities and other instruments in which Portfolio Managers may invest, their investment strategies and the specialized investment techniques they may use.

                          Portfolio Funds often will not be registered as investment companies under the 1940 Act. Therefore, the Fund, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

                          Certain Portfolio Managers may not be willing to fully disclose their investment positions on a timely basis. Even in cases where the Portfolio Manager does provide information to the Subadviser, the Subadviser may have little or no means of independently verifying information provided. Therefore, the Subadviser may not be able to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies and their investment and risk management policies. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Subadviser, which may involve risks under some market conditions that are not anticipated by the Subadviser.

                          To the extent the Fund purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Fund's investment in the Portfolio Fund.

                          To the extent the Fund invests in Portfolio Funds that allow its investors to effect withdrawals only at certain specified times, the Fund may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Fund's investment return.

                          To the extent the Fund invests in Portfolio Funds that are permitted to distribute securities in kind to investors making withdrawals, upon the Fund's withdrawal of all or a portion of its interest in a Portfolio Fund, the Fund may receive securities that are illiquid or difficult to value.

                          The investment activities of the Adviser, Subadviser, Portfolio Managers and their affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Fund.

                          See "TYPES OF INVESTMENTS AND RELATED RISKS" and "OTHER RISKS."

Board of Trustees         The Board of Trustees of the Company (individually, a
                          Trustee and collectively, the Board of Trustees) has overall responsibility for the management and supervision of the operations of the Fund. The initial
                          Trustees serving on the Board of Trustees have been elected by the organizer of the Company. By signing the Trust Agreement, each investor in Shares (a
                          "Shareholder") will be deemed to have voted for the election of each of the Trustees. Any vacancy on the Board of Trustees may be filled by the remaining
                          Trustees, except to the extent the 1940 Act requires the election of Trustees by Shareholders. Seventy-five percent (75%) of the Trustees are persons who are not "interested persons" (as defined by the 1940

                          Act) of the Company, the Adviser, the Subadviser or their affiliates (the "Independent Trustees"). See "Management of the Fund" and "Voting."

Expenses The Adviser and the Subadviser will bear all of their own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers and the fees and expenses of any distributors (other than Placement Agents) that may be retained by them. The Adviser may share a portion of its Management Fee with outside distribution agents. The Administrator will bear the expenses for sales, marketing, distribution and client servicing with respect to the Fund. The Fund will bear all other ordinary operating and extraordinary expenses, including, among other things, all expenses related to the formation and organization of the Fund, initial and on-going registration requirements of the Fund, and day-to-day operations, administration, third-party research, record keeping and compliance of the Fund.

                          The Adviser has contractually agreed to reduce its fees, or to pay or absorb the ordinary operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 4% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation. The Expense Limitation agreement will remain in effect until terminated by the Adviser or the Fund.

                          See "FEES AND EXPENSES."

Management Fee            In consideration of the advisory and other services
                          provided by the Adviser to the Fund, the Fund will pay the Adviser a monthly fee of 1/12 of 2.5% (2.5% on an annualized basis) of the Fund's net assets (the
                          "Management Fee"). The Management Fee will be an expense out of the Fund's assets. The Fund will not pay any separate fees to the Subadviser and the Administrator, but they will be compensated through their respective ownership of the Adviser.

                          See "FEES AND EXPENSES."

Repurchase Fee            If a Shareholder tenders any of its Shares to the Fund
                          for repurchase and such Shares are repurchased by the Fund before the first anniversary after such Shares were initially purchased by the Shareholder, a repurchase fee equal to two percent (2%) of the value of the Shares repurchased will be levied against the Shareholder. The Fund will retain that repurchase fee.

Eligibility               Each prospective investor will be required to certify
                          that the Shares subscribed for are being acquired directly or indirectly for the account of an "accredited investor" (within the meaning of Regulation D under the Securities Act. Investors who are "accredited investors" are referred to in this Prospectus as "Eligible Investors." Existing
                          Shareholders subscribing for additional Shares will be required to qualify as "Eligible Investors" at the time of the additional subscription. The qualifications required to invest in the Fund will appear in a subscription agreement that must be completed by each prospective investor.

Suitability               An investment in the Fund involves substantial risks
                          and is not necessarily suitable for all Eligible
                          Investors. You may lose some or all of your investment in the Fund. Before making a decision to invest in the Fund, you should consider whether the investment is consistent with your investment goals and needs and your personal financial situation, considering such factors as personal net worth, income, age, risk tolerance and liquidity needs.

Subscription for          Each Shareholder must subscribe for a minimum initial
Shares                    investment in the Fund of $100,000. Additional
                          investments in the Fund must be made in a minimum amount of $50,000. The minimum initial and additional investments may be reduced by the Board of Trustees with respect to individual investors or classes of investors (as, for example, with respect to certain control persons, officers and employees of the Company, the Adviser, the Subadviser, the Administrator or their affiliates).

                          The Fund intends to accept initial and additional subscriptions for Shares as of the first business day of each calendar month, except that the Fund may offer Shares more or less frequently as determined by the Board of Trustees. All subscriptions are subject to the receipt by the Fund of cleared funds prior to the applicable subscription date in the full amount of the subscription, although the Board of Trustees may accept a subscription prior to receipt of cleared funds. A prospective investor must also submit a completed subscription agreement before the applicable subscription date, provided that such subscription agreement may require both earlier submission of the completed agreement and earlier receipt by the Fund of cleared funds. The Board of Trustees reserves the right to reject any subscription for Shares (or portions of Shares) and may, in its sole discretion, suspend subscriptions for Shares at any time and from time to time.

Placement Agents          Entities may be retained by the Fund to assist in the
                          placement of Shares. These entities ("Placement
                          Agents"), which may be affiliated with the Adviser, will generally be entitled to receive a sales commission of up to three percent (3%) (the "Placement
                          Fee") from each investor purchasing Shares through a Placement Agent. The Placement Fee will be based on a formula that takes into account the amount invested through the Placement Agent, and will be deducted from a prospective investor's subscription amount. The
                          Placement Fee will not constitute an investment in Shares and it will not form part of the assets of the Fund. The Placement Fee may be adjusted or waived at the sole discretion of the Placement Agent, and is expected to be waived for institutional investors, and certain control persons, officers and employees of the Company, Adviser, Subadviser, Administrator, Placement
                          Agents and certain of their affiliates. See
                          "SUBSCRIPTIONS FOR SHARES - PLACEMENT FEES."

Initial Closing Date      The initial closing date (the "Closing Date") for
                          subscriptions for Shares is [___________, 2004].
                          However, the Fund, in its sole discretion, may postpone the initial Closing Date for up to 90 days.
                          The Fund will commence operations following the initial Closing Date.

Transfer                  Any Shares (or portion of a Share) held by a
Restrictions              Shareholder may be transferred only (i) by operation
                          of law due to the death, divorce, bankruptcy, insolvency or dissolution of the Shareholder, or (ii) under certain limited circumstances, with the prior written consent of the Board of Trustees (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

                          A Shareholder who transfers any Share may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund or the Board of Trustees in connection with the transfer.

                          See "REDEMPTIONS, REPURCHASES AND TRANSFERS OF
                          SHARES."

Redemptions and           Shares are not redeemable and a Shareholder has no
Repurchases of            right to require the Fund to redeem its Shares.
Shares by the Fund
                          The Fund will from time to time make offers to repurchase Shares from Shareholders, at such times and on such terms as may be determined by the Board of Trustees, in its sole discretion. In determining whether the Fund should offer to repurchase Shares from

                          Shareholders, the Board of Trustees will consider the recommendations of the Adviser. The Board of Trustees will also consider the following factors, among others, in making this determination: (i) whether any Shareholders have requested the Fund to repurchase Shares; (ii) the liquidity of the Fund's assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Shares; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Shares.

                          The Trust Agreement generally provides that the Fund will be dissolved if the Shares of any Shareholder that has submitted a written request to the Fund for the repurchase of all of its Shares, in accordance with the terms of the Trust Agreement, are not repurchased by the Fund within a period of two years following the date the request is received by the Fund.

                          If a repurchase offer is oversubscribed by Shareholders who tender Shares for repurchase, the Fund may choose to repurchase only a pro rata portion of the Shares tendered by each Shareholder. In addition, a Shareholder who tenders for repurchase only a portion of its Shares will be required to maintain a minimum Share account balance of $100,000, or such lesser amount as the Board of Trustees may determine. The Fund maintains the right to reduce the portion of the Shares to be repurchased from a Shareholder so that the required minimum Share account balance is maintained.

                          The Fund may repurchase all or part of a Shareholder's Shares if, among other reasons, ownership of Shares by a Shareholder would cause the Fund or the Adviser to be in violation of the securities, commodities or other laws of the U.S. or any other relevant jurisdiction.

                          See "REDEMPTIONS, REPURCHASES AND TRANSFERS OF
                          SHARES."

Taxation The Fund intends to operate as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To avoid excise tax liability, the Fund intends to distribute to the Shareholders (i) at least 98% of its ordinary income each calendar year, (ii) 98% of its capital gains over capital losses for the one-year period ending October 31 in such calendar year, and (iii) all undistributed ordinary income and capital gains for the preceding respective one-year period. The Fund expects to declare and pay dividends monthly to Shareholders. Dividends and other distributions are generally paid in full and fractional Shares. Although the Fund intends to operate as a regulated investment company under Subchapter M of the Code, no assurance can be given that it will maintain its status as a regulated investment company because the Fund will not have direct control over the investments made by Portfolio Mangers. See "DIVIDENDS AND TAX ASPECTS."

Employee Benefit          Investors subject to the Employee Retirement Income
Plans and Other           Security Act of 1974, as amended ("ERISA") and other
Tax-Exempt                tax-exempt entities (each, a "tax-exempt entity") may
Entities                  purchase Shares in the Fund. The Fund's assets would
                          not be deemed to be "plan assets" for purposes of ERISA, and would not be considered "plan assets" for purposes of the fiduciary responsibility rules and prohibited transaction rules contained in ERISA and
                          Section 4975 of the Code. See "DIVIDENDS AND TAX
                          ASPECTS."

Fiscal Year               For accounting purposes, the Fund's fiscal year
                          is the 12-month period ending on [March 31]. The first fiscal year of the Fund will commence on the Closing
                          Date and will end on [March 31, 2005]. The 12-month period ending December 31 of each year will be the taxable year of the Fund.

Custodian                 [________________________] (the "Custodian") will
                          provide certain custodial services to the Fund. Fees payable to the Custodian for these services, and reimbursement for the

                          Custodian's out-of-pocket expenses, will be paid by the Fund.

Term The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Trust Agreement.

                            SUMMARY OF FUND EXPENSES

         The following table illustrates the expenses and fees that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

     Shareholder Transaction Expenses
        Maximum Placement Fee (percentage of investment amount) (1)         3.0%
     Annual Expenses (as a percentage of the Fund's net assets)
        Management Fee (to the Adviser)                                     2.5%
        Other expenses (2)                                                  1.5%
        Total Annual Expenses (3) (4)                                       4.0%

     (1) In connection with initial and additional investments, investors may be charged Placement Fees of up to three percent (3%) based on the amounts transmitted in connection with their subscriptions, in the sole discretion of their account executives. See "Subscriptions for Shares - Placement Fees."

     (2) "Other expenses" is an estimate based on anticipated payments to the Fund and anticipated expenses for the first year of the Fund's operations, and includes professional fees and other expenses that the Fund will bear directly, including, among other things, administrative, custody and accounting fees and expenses. See "fees and expenses."

     (3) Investors also indirectly bear a portion of the asset-based fees, incentive-based allocations and other expenses borne by the Fund as an investor in the Portfolio Funds or special purpose investment vehicles. These indirect fees and expenses are not ascertainable at this time.

     (4) The Adviser has contractually agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund, to the extent necessary to limit the ordinary operating expenses of the Fund to 4% per annum of the Fund's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation. The Expense Limitation agreement will remain in effect until terminated by the Adviser or the Fund.

         The purpose of the table above is to assist prospective investors in understanding the various costs and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see "Fees and Expenses" and "Subscriptions for Shares."

Example

         You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

           1 year         3 years         5 years         10 years
           [$___]         [$___]          [$___]          [$___]

         The Example is based on the fees and expenses set forth above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

                                    THE FUND

         The Fund, A T Fund of Funds, which is a closed-end, non-diversified, management investment company, was formed as the sole series of A T Funds Investment Trust, a statutory trust organized under the laws of Delaware on October 8, 2004 and has no operating history. The Fund's principal office is located at 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648. Investment advisory services are provided to the Fund by the Adviser, A T Funds, LLC, a limited liability company organized under Delaware law, and investment sub-advisory services are provided to the Adviser and the Fund by the Subadviser, Treesdale Partners, LLC, a limited liability company organized under Delaware law. Responsibility for monitoring and overseeing the Fund's investment program and its management and operation is vested in the individuals who serve on the Board of Trustees (individually, a "Trustee" and collectively, the "Board of Trustees"). See "The Board of Trustees".

                                 USE OF PROCEEDS

         The proceeds from the sale of shares of common stock of the Fund ("Shares"), not including the amount of any Placement Fees paid by investors, will be invested by the Fund to pursue its investment program and objectives as soon as practicable, consistent with market conditions, after receipt of the proceeds by the Fund.

                                    STRUCTURE

         The Fund is a specialized investment vehicle that combines many of the features of an investment fund not registered under the 1940 Act, often referred to as "private investment funds," with those of a closed-end registered investment company. Private investment funds are unregistered, commingled asset pools that are often aggressively managed and that offer their securities privately without registration under the 1933 Act in large minimum denominations (often over $1 million) to a limited number of high net worth individuals and institutional investors. The general partners or investment advisers of these funds, which in the United States are typically structured as limited partnerships, are usually compensated through asset-based fees and incentive-based allocations. Closed-end registered investment companies are typically organized as corporations, business trusts, limited partnerships or limited liability companies. These registered companies impose relatively modest minimum investment requirements, and publicly offer their shares to a broad range of investors. The advisers to these closed-end investment companies are typically compensated through asset-based (but not performance or incentive-based) fees.

         The Fund shares a number of key elements with private investment funds. The portfolios of the Portfolio Funds may be actively managed and Shares will be sold in relatively large minimum denominations in private placements solely to high net worth individuals and institutional investors. Unlike many private investment funds, however, the Fund, as a registered closed-end investment company, can offer Shares without limiting the number of investors that can participate in its investment program. The structure of the Fund is designed to permit sophisticated investors that have a higher tolerance for investment risk to participate in a sophisticated investment program without making the more substantial minimum capital commitment that is required by many private investment funds and without subjecting the Fund to the limitations on the number of investors faced by many of those private investment funds.

                               INVESTMENT PROGRAM

Investment Objective

         The Fund's investment objective is to seek risk-adjusted, fixed-income, absolute returns regardless of the market conditions. It intends to pursue this objective by investing its assets primarily in various Portfolio Funds managed by a select group of Portfolio Managers primarily in fixed income markets. This form of investment structure is commonly known as a "fund-of-funds."

         The investment objective of the Fund is fundamental and may not be changed without a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act.

         Each Portfolio Manager will use an "absolute return" investment strategy, which refers to a broad class of investment strategies that historically have exhibited limited correlation to each other or to the performance of major equity and debt market indices. The Subadvisor expects the selected Portfolio Managers to invest primarily in relative value, market neutral strategies in the fixed-income markets that are designed to generate consistent returns. The Subadvisor also expects the Portfolio Managers to primarily focus on utilizing advanced investment strategies with low to moderate leverage on their respective portfolios.

         The Portfolio Managers may invest in various Financial Instruments, including, among other things, public and private, leveraged and non-leveraged, U.S. and foreign, long and short positions in fixed-income debt instruments, cash and cash equivalents, options, warrants, futures and other commodities, currencies, over-the-counter derivative instruments (such as swaps), securities that lack active public markets, repurchase and reverse repurchase agreements, preferred stocks, convertible bonds and other financial instruments; and real estate related securities.

Investment Strategy

         The Subadviser expects to diversify Fund assets among broad categories of investment strategies and techniques primarily in the fixed income markets. Portfolio Managers will be permitted to invest in public and private, U.S. and foreign, long and short positions in fixed income securities, options, convertible securities, financial and commodity futures, warrants, preferred stocks, currency forward contracts, over-the-counter derivative instruments, securities that lack active public markets, and other related financial instruments. Investment and trading strategies used may include hedging and arbitrage strategies, short sales and leveraging.

         Until investments of the type described above are made, the Subadviser may temporarily invest the Fund's available monies in securities or financial instruments such as certificates of deposit, money market funds or other cash equivalents.

         The Subadviser has the authority to borrow and will do so primarily to pay redemptions, which would otherwise result in the premature liquidation of investments. Generally, such borrowing will be limited to 25% of the Fund's net asset value at the time of the borrowing. In addition, Portfolio Managers may be permitted to borrow.

         The Subadviser may monitor the exposure of the Fund to different markets and may enter into futures or options and other transactions, and may purchase government securities, for hedging purposes or to achieve the overall investment objective of the Fund. In addition, the Subadviser may monitor the exposure of the Fund to currency risk and may enter into currency transactions principally, but not solely, for hedging purposes. The Subadviser does not expect to conduct such monitoring or to engage in such hedging transactions, although it reserves the right to do so.

         The Subadviser is responsible for selecting Portfolio Managers and determining the portion of the Fund's assets to be allocated to each Portfolio Manager, subject to the general supervision of the Adviser. The Subadviser will seek to select Portfolio Funds that possess an advantage that sets them apart from other funds following similar strategies. Such advantages may include superior market models, a team of talented and experienced investment professionals, or a strategy or strategy implementation that cannot be easily duplicated by competitors.

         The Subadviser will endeavor to allocate the Fund's investment portfolio to a variety of Portfolio Funds and strategies to limit the negative impact that any single fund might have on the risk and return targets of the overall portfolio if such fund should perform below expectations. To minimize the risk of insufficient diversification, the Subadviser will not allocate more than 20% of the Fund's assets to any single Portfolio Fund, measured at the time of investment. This limit may be exceeded over time as a result of relative outperformance of a Portfolio Fund, and the Subadviser may or may not adjust the portfolio allocations in such event.

         Pursuant to the requirements of the 1940 Act, the Fund will limit its investment in any one Portfolio Fund to less than 5% of the Portfolio Fund's voting securities, absent any amendments to the 1940 Act or any SEC order (or assurances from the SEC staff) permitting investments constituting a greater percentage of such securities. However, to permit the investment of more of its assets in a Portfolio Fund deemed attractive by the Subadviser, the

Fund may purchase non-voting securities of Portfolio Funds or contractually forgo its voting rights, on a case-by-case basis, by expressly waiving such rights in the appropriate documentation required to effect purchases of securities in the Investments Funds, subject to a limitation that the Fund will not purchase voting and non-voting interest in a Portfolio Fund that in the aggregate represent 25% or more of a Portfolio Fund's outstanding equity, absent any amendments to the 1940 Act or any SEC order (or assurances from the SEC staff) permitting investments constituting a greater percentage of such securities.

         In addition to investments in Portfolio Funds, the Fund may, to the extent permitted by exemptive relief obtained by the Fund, allocate assets directly to Direct Allocation Portfolio Managers either in the form of a directly managed account or through the creation of a special purpose investment vehicle in which the Fund might be the sole investor. For purposes of the Fund's investment restrictions and investment limitations under the 1940 Act, the Fund will "look through" to the underlying investments of any managed accounts or special purpose investment vehicles it creates for the specific purpose of facilitating management of the Fund's assets by a Direct Allocation Portfolio Manager (as opposed to Portfolio Funds formed and managed by third parties). Other Portfolio Funds in which the Fund invests, however, are not subject to the Fund's investment restrictions and, unless registered under the 1940 Act, are generally not subject to any investment limitations under the 1940 Act.

         The Fund may invest in high quality fixed income securities, money market instruments and money market funds or may hold cash or other cash equivalents pending the investment of assets in Portfolio Funds, to maintain the liquidity necessary to effect repurchases of Shares, temporarily during periods of adverse market conditions in the securities markets, or for other purposes.

         Unregistered investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed and in some cases, the amount of leverage that may be used. Portfolio Managers utilized by the Subadviser may invest and trade in a wide range of Financial Instruments and markets and may pursue a variety of investment strategies. The investment programs of Portfolio Managers may also involve use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (i.e., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, index options, futures contracts and options on futures. These techniques may, in some cases, be an integral part of Portfolio Managers' investment programs and involve significant risks. Portfolio Managers are generally not limited in the markets in which they invest or the investment discipline that they may employ. Portfolio Managers have full discretion, without the Fund's input, to purchase and sell securities and other investments for their respective Portfolio Funds consistent with the relevant investment advisory agreements, partnership agreements or other governing documents of the Portfolio Funds.

         The strategies employed by the Portfolio Managers on behalf of their respective Portfolio Funds and the types of Portfolio Funds in which the Fund may invest may include basic yield oriented strategies in which securities are purchased primarily for the yield that they generate. However, many Portfolio Managers will also utilize complex strategies involving many types of risks. Strategies used include, but may not be limited to, strategies such as fixed-income/relative value arbitrage or out-of-favor securities investing.

         Portfolio Funds pursuing fixed-income/relative value arbitrage strategies generally attempt to profit from anomalous price differences in fixed-income instruments and related derivatives. Fixed-income/relative value arbitrage funds often take arbitrage positions among similar bonds, among bonds of different maturities and among securities and related derivatives. Many fixed-income/relative value arbitrage funds attempt to mitigate exposure to the risk of changing interest rates, the risk of changing foreign exchange rates and the risk that a company may be unable or unwilling to pay its debts. One sub-strategy of fixed-income/relative value arbitrage is mortgage-backed securities arbitrage, which attempts to exploit inexpensive mortgage-backed securities and may attempt to hedge the associated risks using a variety of fixed-income securities and interest rate derivatives. Fixed-income/relative value arbitrage funds generally seek to have relatively low correlation to major market indices.

         Portfolio Funds pursuing out-of-favor strategies generally invest in bank loans, trade claims, debt securities or other securities of companies that are in financial distress, such as companies with unusually large amounts of debt, or already in default, such as companies in bankruptcy. The securities of companies in distressed or defaulted situations typically trade at substantial discounts due to a number of factors including difficulty in valuation, inadequate coverage in the financial news and inability of traditional investors to value their claims. Out-of-favor securities funds typically take long positions, but may use various strategies involving hedged or short positions. Out-of-favor securities funds generally seek to have relatively low correlation to major market indices.

Portfolio Managers

         The Subadviser's team of highly experienced investment professionals is responsible for identifying prospective Portfolio Managers, performing due diligence and review of those Portfolio Managers, analyzing the various strategies by Portfolio Managers and monitoring risk management, evaluating Portfolio Managers, reviewing ongoing performance of Portfolio Managers, and allocating and reallocating the Fund's assets among Portfolio Managers. The Subadviser will apply a rigorous investment process, and the selection of Portfolio Managers will result from the methodologies, relationships, networks of practitioners and academics, and processes that have contributed to the past success of the senior professionals of the Subadviser. However, no assurances can be given that those levels of success will be achieved by the Fund. The sophisticated selection and allocation process used by the Subadviser is highly complex and may fail to achieve its objectives for many reasons, including reasons not currently anticipated.

         Portfolio Managers with which the Fund invests may use leverage. In addition, the Fund may borrow to invest in Portfolio Funds on a secured or unsecured basis, in connection with its investment activities, for cash management purposes or to fund repurchases or as further described below. Each Portfolio Manager may invest, for defensive purposes or otherwise, some or all of its assets in fixed income securities and money market instruments, or may hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances.

         Additional information about the types of investments that are expected to be made by the Portfolio Managers, their investment practices and related risk factors is provided below. The Fund's investment policies and restrictions are not fundamental and may be changed without a vote of Shareholders.

Risk Analysis and Monitoring

         The Subadviser has developed a disciplined and detailed program for identifying, evaluating and monitoring Portfolio Managers. After allocating assets to a Portfolio Manager, the Subadviser regularly reviews investment performance and other factors in determining whether allocation of the Fund's assets to the Portfolio Manager continues to be appropriate. In addition, the Subadviser may remove or appoint new Portfolio Managers as it sees fit based on the overall investment strategy of the Fund.

         The Subadviser uses both qualitative and quantitative criteria as part of the Portfolio Manager selection process. These criteria include, among other things, analysis of a Portfolio Manager's performance, historical performance and return patterns during various time periods and market cycles, investment strategy and style, decision-making process, risk management procedures, reputation, experience, training, organizational infrastructure, ability to provide timely and accurate reporting, and internal controls. The Subadviser may allocate a portion of the Fund's assets to Portfolio Managers who lack historical track records but, in the Subadviser's judgment, offer exceptional potential.

         Each investment made for the Fund's investment portfolio will be subjected to a rigorous due diligence process. In evaluating investment opportunities and conducting due diligence, the Subadviser generally, but not in every case, focuses on the following key variables relating to Portfolio Managers and Portfolio Funds:


----------------------------------------------------------------------------------------------------------------------
   Investment Strategy                                          Terms of Investment

o     Differentiation and durability of strategy          o     Management and incentive fees
o     Adaptability of strategy to changing and market     o     Redemption policies
      conditions                                          o     Conflict of interest
o     Investment universe and criteria                    o     High-water mark details
o     Research capabilities                               o     Future capacity
o     Investment decision making                          o     Transparency and openness to sharing
o     Trade examples (both profitable and unprofitable          information
      examples, plus lessons learned)
o     Breadth and consistency of returns
----------------------------------------------------------------------------------------------------------------------
   Track Record                                                 Depth and Quality of Management Team

o     Length of record                                    o     Level of hedge fund experience
o     Attribution of investment performance to key        o     Size, diversity and training of staff
      professionals                                       o     Allocation of responsibilities
o     Long/short positions performance attribution        o     Style and approach of organization
o     Ability to generate returns on the long and short   o     Compensation and incentive structure
      side                                                o     Ownership structure
o     Consistency and distribution of returns             o     Cohesion and experience of team
o     Strength in various economic cycles                 o     Average tenure of staff
o     Risk level and investment thesis at the time of     o     Backgrounds and reputation of team members
      investment                                          o     Organizational stability, business structure
o     Performance relative to benchmarks and peer group         and sustainability
      of managers with similar investment style           o     Formal and informal reference checks
o     Examination of peak-to-valley drawdowns             o     Decision-making process
----------------------------------------------------------------------------------------------------------------------
   Risk Controls                                                Administration

o     Investment restrictions                             o     Portfolio Fund and management company
o     Historical leverage (net market exposure gross            structure
      leverage)                                           o     Back office audit
o     Minimum and maximum market exposure and             o     Prime brokerage relationships
      leverage levels                                     o     Level and depth of reporting (both audited and
o     Exposure to various risk parameters including             unaudited)
      yield curve, convexity, pre-payments and spread     o     List of service providers
o     Position sizing                                     o     Level of internal controls
o     Sell discipline
o     Liquidity of the portfolio
o     Volatility and expected drawdown

----------------------------------------------------------------------------------------------------------------------


         Provided that relevant information is made available by a Portfolio Manager, the Subadviser will engage in an ongoing analysis of each of the Portfolio Fund's investments in an effort to monitor its strategies and operations. The Subadviser may withdraw from or invest in Portfolio Funds in its discretion. Withdrawal may be for structural or strategic reasons (e.g., to emphasize a certain strategy based on market conditions) or for specific reasons (e.g., strategy/style drift; departure of key personnel; under performance relative to peers or relative to expectations). The Subadviser will generally divest from investments that it believes are unjustifiably operating outside the scope of their objectives or investment skills, or that are otherwise failing to meet expectations. In addition, in constructing the Fund's investment portfolio, the Subadviser will consider the degree of liquidity available from the Portfolio Funds to help assure that the Fund has appropriate flexibility to adjust its investment positions, consistent with its investment goals, and offers reasonable liquidity to enable the Fund to make offers to repurchase Shares.

         The Subadviser will evaluate each Portfolio Manager with a frequency deemed appropriate for the Portfolio Manager's investment strategy and market conditions to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance and other investment selection criteria are satisfactory. The Fund's assets may be reallocated among Portfolio Managers, and existing Portfolio Managers may be terminated and additional Portfolio Managers selected, subject to the condition that the retention of a Direct Allocation Portfolio Manager will require approval of the Board of Trustees and of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from certain provisions of the 1940 Act. The termination of a Direct Allocation Portfolio Manager will only require the approval of the Board of Trustees. Certain of the Portfolio Managers may be registered as investment advisers under the 1940 Act, or similar state statutes, but the Subadviser does not require any Portfolio Managers to be so registered.

         The Subadviser monitors various factors with respect to the Portfolio Managers and Portfolio Funds. Depending on the specific Portfolio Manager or Portfolio Fund, the factors monitored may include one or more of the following, or may include other factors:

         o Availability of Information. Certain Portfolio Managers may not be willing to fully disclose their investment positions on a timely basis. Even in cases where the Portfolio Manager does provide information to the Subadviser, the Subadviser may have little or no means of independently verifying information provided.

         o Use of Leverage: Leverage risk is a measure of economic risk relative to capital. The Subadviser believes that the use of leverage should depend on the liquidity of a particular investment strategy and the Portfolio Manager's overall investing skills.

         o Liquidity Risk: There is always some possibility that the Financial Instruments in which a Portfolio Fund invests cannot be liquidated in time to meet redemption or margin calls without affecting the remaining investors. Liquidity risk may occur when Portfolio Managers mismatch assets and liabilities.

         o Basis Risk: When modeling the relationships between price movements and underlying factors or calculating hedge ratios for investment positions maintained by a Portfolio Fund, tracking errors may occur. If not properly adjusted, this basis risk will skew the hedged positions taken by Portfolio Managers, and may lead to losses.

         o Spread Risk: Portfolio Managers take on spread risk when using strategies that are based on the future convergence of spreads between different Financial Instruments, based either on observed historical patterns or on mathematical models. The risk is that spreads may not converge, but rather may widen for a period of time, causing the Portfolio Manager to close out the position at a loss.

         o Crowded Trade Risk: When many Portfolio Managers attempt to effect the same trade at the same time, the momentum of their transactions heavily affects the supply and demand relationship. This may change the patterns and behaviors of Financial Instrument prices, thus increasing the magnitude of loss if all Portfolio Managers want to close out the same position at the same time.

         o Interest Rate Risk: Most of the investments held by a Portfolio Fund, as well as a Portfolio Fund's borrowings, are subject to risks associated with movements in interest rates. Arbitrageurs can use instruments such as Treasury futures or interest rate swaps to manage interest rate risk.

         o Credit Risk: Debt-based Financial Instruments are sensitive to the market's evaluation or perception of their creditworthiness. In addition, the credit profile of some such Financial Instruments may deteriorate rapidly in reaction to specific corporate or sovereign events. While it is possible to hedge some components of credit risk, this is generally expensive and hedges may not work as anticipated.

         o Currency Risk: Portfolio Managers may trade currencies in the interbank market, a network of institutions in the United States, France, Germany, Japan, Switzerland and other nations. The interbank market is not directly regulated by any government agency and trading may be subject to certain risks not applicable to trading on U.S. and foreign exchanges, including, without limitation, illiquidity, unlimited daily price volatility, wide spreads, counterparty default and the effects of government intervention.

             Certain Portfolio Funds may hold Financial Instruments denominated in currencies other than the U. S. Dollar. Accordingly, in addition to other market factors, the value of such Financial Instruments may be effected by the change in value of foreign currencies relative to the U.S. Dollar.

         o Counterparty Risk: When Portfolio Funds enter into transactions with third parties there is a risk that the third party will fail to perform its obligations. This risk can occur in connection with financing, swaps and other over-the-counter ("OTC") derivatives.

         o Marking of Positions: This is a concern when Portfolio Funds invest in Financial Instruments that do not trade actively in public markets. The lack of information on market price could allow Portfolio Managers to manipulate pricing of positions and smooth out returns.

         o Operational Risk: To execute investment decisions timely and correctly and to clear a large amount of trades efficiently every day, Portfolio Managers need to have back offices that can minimize operational risks in various areas such as trade clearance, reconciliation and price documentation.

         o A Decrease in or Lack of Volatility: Prolonged reductions in the volatility of Financial Instruments with discreet or embedded optionality can affect their value. If volatility decreases or disappears, option premiums can be lost.

         o Overall Monitoring: Provided that relevant information is made available by a Portfolio Manager, the Subadviser monitors both the Fund's investments in Portfolio Funds and the performance and composition of the Fund's portfolio as a whole. When possible, the Subadviser will review the following with such frequency as it deems appropriate:

             o   Each Portfolio Fund's gross long/short exposure;

             o   Individual and overall leverage;

             o   Liquidity of entire portfolio;

             o   Position concentration;

             o Exposure to various risk parameters including yield curve, convexity, pre-payments and spread;

             o   Breakdown of performance of various strategies;

             o The gross and net amount of derivatives in the portfolio, specified into various categories;

             o Each Portfolio Manager's near-term outlook and response to changing market environments; and

             o   Each Portfolio Manager's discipline to asset growth/inflows.

         o Tracking of Exposure: Each Portfolio Manager's leverage and exposures to any subcategories is monitored in order to ensure appropriate diversification of investments and appropriate leverage levels.

         o Monitoring Markets and Asset Classes: The Subadviser may perform its own independent research into the relative attractiveness of each sub-asset class.

         o Portfolio Manager Visits and Conference Calls. Using the above-mentioned exposure and market data, the Subadviser may visit and/or call the Portfolio Managers to discuss portfolio strategy, risk management, individual trades, business issues and related matters.

         o Trade Analysis: The Subadviser may choose to monitor a sample of a Portfolio Manager's trades on a periodic basis in order to gauge the relative attractiveness or riskiness of each of the strategies, or sub-strategies. Trades that did not succeed are evaluated to determine whether risk parameters have been violated.

                     TYPES OF INVESTMENTS AND RELATED RISKS

General

         Discussed below are the investments generally made by the Portfolio Managers and the principal risks associated with those investments. The risk to a Portfolio Fund managed by a Portfolio Manager will, in turn, have an effect on the Fund. The value of the Fund's total net assets may be expected to fluctuate in response to fluctuations in the value of the Portfolio Funds in which it invests. To the extent that the portfolio of a Portfolio Manager is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision made by the Portfolio Manager is increased. A Portfolio Manager's use of leverage is likely to cause the value of a Portfolio Fund it manages to appreciate or depreciate at a greater rate than if the Portfolio Manager did not use leverage. Each individual trading strategy to which the Fund allocates capital will involve a different set of complex risks, many of which are not disclosed in this Prospectus. The principal risks are described below.

         General Economic and Market Conditions

         The success of the Fund's activities may be affected by general economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, changes in laws, and national and international political circumstances. These factors may affect the level and volatility of securities prices and liquidity of the Fund's investments. Unexpected volatility or liquidity could impair the Fund's profitability or result in its suffering losses.

         Market Risk

         Market risk is the risk of potential adverse changes to the value of financial instruments and their derivatives because of changes in market conditions like interest and currency-rate movements and volatility in commodity or security prices. Each trading strategy utilized by the Fund, even one that is "market neutral" or "non-directional", involves some, and occasionally a significant degree of, market risk. The profitability of the Portfolio Funds, and, consequently, the Fund, depends, in part, upon the Portfolio Managers correctly assessing future price movements of securities and other financial instruments. The Fund cannot assure any Shareholder that the Subadviser or Portfolio Managers will accurately predict these price movements.

         Highly Volatile Markets

         The prices of commodities contracts and all derivative instruments, including futures and options, can be highly volatile. Price movements of forward, futures and other derivative contracts in which a Portfolio Fund's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments, futures and options. Intervention often is intended directly to influence prices and may, together with other factors, cause all such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. A Portfolio Fund also is subject to the risk of the failure of any exchanges on which its positions trade or of their clearinghouses.

         Achievement of the Fund's Investment Goal and Objective

         All securities, derivatives, commodities, financial futures, options and currency investments and trading risk the loss of capital. While the Subadviser believes that the Fund's investment program will moderate this risk to some degree through multiple Portfolio Managers, no guarantee or representation is made that the program of the Fund will be successful. The investment program of the Fund may include the selection of Portfolio Managers who use such investment techniques as short sales, leverage, uncovered option and futures transactions, currency transactions and limited diversification, which practices can, in certain circumstances, increase the adverse impact to which the Fund may be subject.

         No assurance can be given that the Fund will achieve its goal of providing investors with the investment benefits of a variety of money managers while seeking to lessen the risks associated with any one money manager. In addition, no assurance can be given that the Fund will achieve its investment objective of long-term growth of capital with reduced volatility.

         General Trading Risks

         Substantial risks, including market risks, are involved in trading in U.S. and foreign government securities, corporate securities, derivatives, commodity and financial futures, options, and the various other financial instruments and investments in which the Portfolio Managers will trade. Substantial risks are also involved in borrowing and lending against such investments. The prices of these investments are volatile, market movements are difficult to predict and financing sources and related interest and exchange rates are subject to rapid change. One or more markets in which the Portfolio Managers will trade may move against the positions held by them, thereby causing substantial losses.

         Multiple Subadvisers

         Because the Fund invests with Portfolio Managers who make their trading decisions independently, it is theoretically possible that one or more of such Portfolio Managers may, at any time, take positions that may be opposite to positions taken by other Portfolio Managers. It is also possible that the Portfolio Managers retained by the Fund may on occasion be competing with each other for similar positions at the same time. Also, a particular Portfolio Manager may take positions for its other clients that may be opposite to positions taken for the Fund.

         Availability of Investment Strategies

         The success of the Fund's investment activities will depend on the Portfolio Managers' ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the securities markets. Identification and exploitation of the investment strategies to be pursued by the Portfolio Managers involves a high degree of uncertainty. No assurance can be given that the Portfolio Managers will be able to locate suitable investment opportunities in which to deploy all of the Fund's assets or to exploit discrepancies in the securities markets. A reduction in corporate and mortgage sector activities and the pricing inefficiency of the markets in which the Portfolio Managers will seek to invest, as well as other market factors, will reduce the scope for the Portfolio Managers' investment strategies.

         Commercial and Residential Mortgage-Backed Securities and Asset-Backed Securities

         Investing in commercial and residential mortgage-backed securities involves the general risks typically associated with investing in traditional fixed-income securities (including interest rate and credit risk) and certain additional risks and special considerations (including the risk of principal prepayment and the risk of indirect exposure to real estate markets). Mortgage-backed securities generally provide for the payment of interest and principal on the mortgage-backed securities on a frequent basis and there also exists the possibility, particularly with respect to residential mortgage-backed securities, that principal may be prepaid at any time due to, among other reasons, prepayments on the underlying mortgage loans or other assets. As a result of prepayments, the Portfolio Managers may be required to reinvest assets at an inopportune time, which may indirectly expose the Fund to a lower rate of return. The rate of prepayments on underlying mortgages affects the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective maturity beyond what was anticipated. Further, different types of mortgage-backed securities are subject to varying degrees of prepayment risk. Finally, the risks of investing in such instruments reflect the risks of investing in real estate securing the underlying loans, including the effect of local and other economic conditions, the ability of tenants to make payments, and the ability to attract and retain tenants.

         Interest Rate Risk

         The Fund is indirectly subject to interest rate risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities in which the Portfolio Managers invest.

         Corporate Debt Obligations

         The Fund may invest with Portfolio Managers who in turn invest in corporate debt obligations, including commercial paper. Corporate debt obligations are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations. Therefore, the Fund may be indirectly exposed to such risks associated with corporate debt obligations.

         Variable and Floating Rate Securities

         While variable and floating rate securities provide the Portfolio Managers and the Fund with a certain degree of protection against rises in interest rates, the Portfolio Managers and the Fund may participate in any declines in interest rates as well.

         Performance-Based Compensation Arrangements with Portfolio Managers

         The Fund typically enters into arrangements with Portfolio Managers which provide that Portfolio Managers be compensated, in whole or in part, based on the appreciation in value (including unrealized appreciation) of the account during specific measuring periods. In certain cases, Portfolio Managers may be paid a fee based on appreciation during the specific measuring period without taking into account losses occurring in prior measuring periods, although the Subadviser anticipates that Portfolio Managers who charge such fees will take into account prior losses. Such performance fee arrangements may create an incentive for such Portfolio Managers to make investments that are riskier or more speculative than would be the case in the absence of such performance-based compensation arrangements.

         In addition to the foregoing, the Fund may be required to pay an incentive fee or allocation to the Portfolio Managers who make a profit for the Fund in a particular fiscal year even though the Fund may in the aggregate incur a net loss for such fiscal year.

         Diversification

         Although the Subadviser seeks to obtain diversification by investing with a number of different Portfolio Managers with different strategies or styles, it is possible that several Portfolio Managers may take substantial positions in the same security or group of securities at the same time. This possible lack of diversification may subject the investments of the Fund to more rapid change in value than would be the case if the assets of the Fund were more widely diversified.

         Activities of Portfolio Managers

         The Subadviser will have no control over the day-to-day operations of any of the selected Portfolio Managers. As a result, there can be no assurance that every Portfolio Manager engaged by the Fund will invest on the basis expected by the Subadviser.

         Lack of Operating History

         Some of the Portfolio Managers with whom the Fund may invest have limited track records. Additionally, the past performance of any Portfolio Managers with whom the Fund may invest may not be indicative of the future performance of such Portfolio Managers.

         Limits on Information

         The Subadviser selects Portfolio Managers based upon the factors described under "Risk Analysis and Monitoring" above. The Subadviser requests certain information from each Portfolio Manager regarding the Portfolio Manager's historical performance (if any) and investment strategy. However, the Subadviser may not be provided with information regarding all the investments made by the Portfolio Managers because certain of this information may be considered proprietary information by Portfolio Managers.

         Leverage; Short Sales; Options

         The Portfolio Managers to which the Fund allocates its funds may employ leverage, may engage in the "short selling" of securities and may write or purchase options. While the use of borrowed funds and "short sales" can substantially improve the return on invested capital, their use may also increase any adverse impact to which the investments of the Fund may be subject. Selling securities short, while often used to hedge investments, does run the risk of losing an amount greater than the initial investment in a relatively short period of time. A short sale involves the risk of a theoretically unlimited increase in the market price of the particular investment sold short, which could result in an inability to cover the short position and a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase. The writing or purchasing of an option also runs the risk of losing the entire investment or of causing significant losses to the Fund in a relatively short period of time.

         Illiquidity

         Because of the limitation on redemption rights and the fact that shares are not tradable, and furthermore, due to the fact that the Fund may invest with Portfolio Managers who do not permit frequent redemptions, an investment in the Fund is a relatively illiquid investment and involves a high degree of risk.

         The Subadviser may invest in investment partnerships or other investment entities which may not allow withdrawals or redemptions for significant periods of time, especially if such investments are in illiquid instruments.

         A subscription for shares should be considered only by persons financially able to maintain their investment and who can afford a substantial loss of their investment.

         Foreign Securities

         The Portfolio Managers to which the Fund allocates its funds may invest in securities of companies domiciled or operating in one or more foreign countries. Investing in these securities involves considerations and possible risks not typically involved in investing in securities of companies domiciled and operating in the United States, including instability of some foreign governments, the possibility of expropriation, limitations on the use or removal of funds or other assets, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. The application of foreign tax laws (e.g., the imposition of withholding taxes on dividend, interest or other payments) or confiscatory taxation may also affect investment in foreign securities. Higher expenses may result from investment in foreign securities than would from investment in domestic securities because of the costs that must be incurred in connection with conversions between various currencies and foreign brokerage commissions that may be higher than the United States. Foreign securities markets also may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including lack of uniform accounting, auditing and financial reporting standards and potential difficulties in enforcing contractual obligations.

         Currency Risks

         The investments of Portfolio Managers retained by the Fund that are denominated in a foreign currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Portfolio Managers may try to hedge these risks by investing in foreign currencies, foreign currency futures contracts and options thereon, forward foreign currency exchange contracts, or any combination thereof, but there can be no assurance that such strategies will be implemented, or if implemented, will be effective.

         High Yield Securities

         While it is anticipated that the Fund will invest primarily with Portfolio Managers that are primarily focused on securities with investment grade credit ratings, the Portfolio Managers retained by the Fund may invest in "high yield" bonds and preferred securities that are rated in the lower rating categories by the various credit rating agencies (or in comparable non-rated securities). Securities in the lower rating categories are subject to greater risk of loss of principal and interest than higher-rated securities and are generally considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with the lower-rated securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. The market for lower-rated securities is thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may be a contributing factor in a decrease in the value and liquidity of such lower-rated securities.

         Futures Contracts

         Trading in futures contracts is a highly specialized activity which may entail greater than ordinary investment risks. Commodity futures markets (including financial futures) are highly volatile and are influenced by factors such as changing supply and demand relationships, governmental programs and policies, national and international political and economic events and changes in interest rates. In addition, because of the low margin of deposit normally required in commodity futures trading, a high degree of leverage is typical of a commodity futures trading account. As a result, a relatively small price movement in a commodity futures contract may result in substantial losses to the trader. Commodity futures trading may also be illiquid. Certain commodity exchanges do not permit trading in a particular future beyond certain set limits. If prices fluctuate during a single day's trading beyond those limits - which conditions have in the past sometimes lasted for several days in certain contracts - the Portfolio Managers could be prevented from promptly liquidating unfavorable positions and thus subjecting the Fund to substantial losses.

         Derivative Instruments

         To the extent the Fund's Portfolio Managers invest in swaps, derivative or synthetic instruments, repurchase agreements or other over-the-counter transactions or, in certain circumstances, non-U.S. securities, such Portfolio Managers may take a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions that generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

         Equity-Related Instruments in General

         Portfolio Managers may use equity-related instruments in their investment programs. Certain options and other equity-related instruments may be subject to various types of risks, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, equity-related instruments can involve significant economic leverage and may, in some cases, involve significant risks of loss.

         Risk of Portfolio Investments

         The Fund may invest with Portfolio Managers who invest in diversified portfolios of "event driven" investments, including, without limitation, (i) risk arbitrage, (ii) restructurings, (iii) distressed liquidations, (iv) spin-offs and (v) spread trades. Certain investments of these Portfolio Managers' will be in specific securities of companies that are highly leveraged, with significant burdens on cash flow, and therefore will involve a high degree of financial risk. The Fund may also make investments with Portfolio Managers who invest in companies which are experiencing financial or operational difficulties or are otherwise out-of-favor. Such companies' securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be adversely affected by interest rate movements, changes in the general economic climate or the economic factors affecting a particular industry, or specific developments within such companies. Investments with Portfolio Managers who invest in companies operating in workout or bankruptcy modes also present additional legal risks, including fraudulent conveyance, voidable preference and equitable subordination risks.

         The Fund may invest with Portfolio Managers who invest in unlisted debt and warrants. These securities may be acquired with or without registration rights. Unregistered securities are highly illiquid and may not be freely traded for up to three years (although such investments may be redeemed, refinanced or registered prior to that time).

         Risks of Arbitrage Strategies

         The arbitrage strategies of certain Portfolio Managers may result in greater portfolio turnover and, consequently, greater transactions costs. The Portfolio Managers' investment strategies are designed to be relatively neutral with respect to the movements in the underlying fixed income or equity markets in which the Portfolio Managers will invest. However, depending upon the investment strategies employed and market conditions, the Fund may be adversely affected by unforeseen events involving such matters as changes in interest rates or the credit status of an issuer, forced redemptions of securities or acquisition proposals.

         Convergence Risk

         The Portfolio Managers may pursue relative value strategies by taking long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. In the event that the perceived mispricings underlying the Portfolio Managers' trading positions were to fail to converge toward, or were to diverge further from, relationships expected by the Portfolio Managers, the Fund may incur a loss.

         Absence of U.S. Regulation

         The Portfolio Funds and accounts managed by Portfolio Managers are generally not subject to many provisions of the federal securities laws, particularly the Investment Company Act, that are designed to protect investors in pooled investment vehicles offered to the public in the United States, and may not generally be subject to regulation or inspection by U.S. or other governmental authorities or any comparable scheme of regulation or governmental oversight in their home jurisdiction. Many of such funds and accounts, their Portfolio Managers and other Portfolio Managers with which the Fund will invest funds may be located outside the United States and may not be subject to U.S. law or the jurisdiction of U.S. courts and regulatory authorities.

         Potential Conflicts of Interest

         It should be noted that an affiliate of the Subadviser may also serve as the general partner of two U.S. limited partnerships, both of which have investment objectives substantially similar to that of the Fund. The Subadviser and its members, officers, affiliates and/or employees may have other clients, establish other client relationships (including funds and managed accounts) and give advice or take action with respect to such other clients that differs from the advice given with respect to the Fund, as well as trade for their own accounts. Similarly, the Portfolio Managers may serve as investment manager for other clients and invest for their own account and such other clients may have investments in the same or similar securities or use the same or similar strategies as the Fund. As a result of the foregoing, the Subadviser and the Portfolio Managers (and their respective principals, officers, affiliates and employees) may have conflicts of interest in allocating their time and activity between the Fund and other clients and in allocating investments among the Fund and other clients, including ones in which the Subadviser or the Portfolio Managers (and their respective affiliates) may have a greater financial interest.

         Other Clients of Portfolio Managers

         The Portfolio Managers will have exclusive responsibility for making trading decisions on behalf of the Fund. The Portfolio Managers will have various levels of experience. In addition, the Portfolio Managers may also manage other accounts (including other Funds and accounts in which the Portfolio Managers may have an interest) which, together with accounts already being managed, could increase the level of competition for the same trades the Fund might otherwise make, including the priorities of order entry. This could make it difficult to take or liquidate a position in a particular security or futures contract at a price indicated by the Portfolio Manager's strategy.

         When-Issued and Forward Commitment Securities

         Portfolio Managers may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

         Additional Risks

         Each strategy employed by the Portfolio Managers with which the Fund invests typically will involve a different set of complex risks, many of which are not described in this Memorandum. Each prospective investor should make such investigation and evaluation of such risks as he concludes is appropriate.

                                   OTHER RISKS

         Investing in the Fund will involve risks other than those associated with investments made by Portfolio Funds, including those described below:

Lack of Operating History

         The Fund and the Advisor are both recently formed entities and have no operating history upon which investors can evaluate their performance. Notwithstanding that the Subadviser has experience managing investments and investment companies, and the personnel of the Subadviser responsible for managing the Fund's investment portfolio have experience in managing investments and private investment funds, the Subadviser has not previously advised an entity with an investment program identical to that which the Fund seeks to pursue. In addition the past performance of the Subadviser and its personnel provides no guarantee of future success.

Availability of Investment Opportunities

         The business of identifying and structuring investments of the types contemplated by the Fund is competitive, and involves a high degree of uncertainty. The availability of investment opportunities generally will be subject to market conditions as well as, in some cases, the prevailing regulatory or political climate. No assurance can be given that the Fund will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions. Moreover, identification of attractive investment opportunities by Portfolio Funds is difficult and involves a high degree of uncertainty. Even if an attractive investment opportunity is identified by a Portfolio Manager, a Portfolio Fund may not be permitted to take advantage of the opportunity to the fullest extent desired. Investment funds sponsored, managed or advised by the Adviser or the Subadviser and their affiliates may seek investment opportunities similar to those the Fund may be seeking, and none of these parties has an obligation to offer any opportunities it may identify to the Fund.

Liquidity Risks

         Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Shares from time to time, a Shareholder may not be able to liquidate Shares. The Adviser expects that it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders on [December 31, 2005], and, after that date, four times per year, effective at the end of each March, June, September and December. No assurances can be given that these repurchases will occur. Any repurchases of Shares before the first anniversary after purchase will be subject to a repurchase fee of two percent (2%). See "REDEMPTIONS, REPURCHASES AND TRANSFERS OF SHARES."

Repurchase Risks

         With respect to any future repurchase offer, Shareholders tendering Shares, or a portion of thereof, for repurchase will be asked to give written notice of their intent to so tender by a date specified in the notice describing the terms of the repurchase offer (the "Notification Date"). The Notification Date generally will be 60 days prior to the date that the Shares to be repurchased are valued by the Fund (the "Valuation Date"). Shareholders will be permitted to tender their Shares with respect to any repurchase offer until 30 days prior to the Valuation Date (the "Expiration Date"). The Adviser expects that it not recommend repurchase of greater than 5% of outstanding Shares at any single Valuation Date. Shareholders that elect to tender Shares, or a portion of thereof, for repurchase will not know the price at which such Shares will be repurchased until the Valuation Date, which is 30 days after the Expiration Date. It is possible that during the time period between the Expiration Date and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Portfolio Funds, could cause a decline in the value of Shares. See "REDEMPTIONS, REPURCHASES AND TRANSFERS OF SHARES."

Potential Significant Effect of the Performance of a Limited Number of
Investments

         The Subadviser expects that the Fund will participate in multiple investments. The Fund may, however, make investments in a limited number of the Portfolio Funds. A change in the value of a Portfolio Fund or an investment held by a Portfolio Fund may have a significant adverse effect or the value of the Fund.

Counterparty Credit Risk

         Many of the markets in which the Portfolio Managers effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio Fund enters into swaps or transactions in derivatives or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Inadequate Return

         No assurance can be given that the returns on the Fund's investments will be commensurate with the risk of investment in the Fund. Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment in the Fund.

Inside Information

         From time to time, the Fund or its affiliates may come into possession of material, non-public information concerning an entity in which the Fund has invested, or proposes to invest. Possession of that information may limit the ability of the Fund to buy or sell securities of that entity.

Recourse to the Fund's Assets

         The Fund's assets, including any investments made by the Fund and any interest in the Portfolio Funds held by the Fund, are available to satisfy all liabilities and other obligations of the Fund. If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund's assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of a Shareholder Based on Certain Detrimental Effects

         The Fund may, as determined by the Board of Trustees, repurchase the Shares, or a portion thereof, held by a Shareholder or other person acquiring Shares from or through a Shareholder, or cause a Shareholder to sell the Shares held by such Shareholder to another Shareholder, if:

         o the Shares, or a portion thereof, have been transferred or has vested in any person other than by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetence of the Shareholder;

         o ownership of the Shares by the Shareholder or other person will cause the Fund to be in violation of, or require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may subject the Fund or any Shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences;

         o continued ownership of the Shares by the Shareholder or other person may be harmful or injurious to the business of the Fund; or

         o any of the representations and warranties made by the Shareholder or other person in connection with the acquisition of the Shares was not true when made or has ceased to be true.

         The effect of these provisions may be to deprive an investor in the Fund of an opportunity for a return even though other investors in the Fund might enjoy such a return.

Limitations on Transfer; No Market for Shares

         No Shareholder will be permitted to transfer his, her or its Shares without the consent of the Board of Trustees. The transferability of Shares will be subject to certain restrictions contained in the Trust Agreement and will be affected by restrictions imposed under applicable securities laws. No market currently exists for the Shares, and the Adviser contemplates that one will not develop. Although the Adviser expects to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so. Consequently, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

                           LIMITS OF RISK DISCLOSURES

         The above discussions and the discussions contained in the SAI, of the various risks associated with the Fund and the Shares are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus, the SAI, and the Trust Agreement and consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund's investment program changes or develops over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

                              CONFLICTS OF INTEREST

Adviser and Subadviser

         Voting Rights in Private Funds

         From time to time, sponsors of Portfolio Funds may seek the approval or consent of the investors in the Portfolio Funds in connection with certain matters. In such a case, if the Subadviser has purchased voting securities or has not contractually waived its voting rights with respect to such securities, the Subadviser will have the right to vote in its discretion the interest in the Portfolio Fund held by the Fund, on behalf of the Fund. The Subadviser will consider only those matters it considers appropriate in taking action with respect to the approval or consent. Business relationships may exist between the Subadviser and its affiliates, on the one hand, and the Portfolio Managers and affiliates of the Portfolio Funds on the other hand, other than as a result of the Fund's investment in the Portfolio Funds. As a result of these existing business relationships, the Subadviser may face a conflict of interest acting on behalf of the Fund and its Shareholders. The Subadviser shall, as far as possible, monitor any overlap in holdings by the Portfolio Funds to minimize the possibility of such conflicts. To the extent that such conflicts arise, the Subadviser shall act in the best interests of the Fund and its Shareholders, as determined by the Subadviser in its sole discretion.

         The Fund may, for regulatory reasons, limit the amount of voting securities it holds in any particular Portfolio Fund, and may as a result hold substantial amounts of non-voting securities in a particular Portfolio Fund. The Fund's lack of ability to vote may result in a decision for a Portfolio Fund that is adverse to the interests of the Shareholders. In certain circumstances, the Fund may waive voting rights or elect not to exercise them, such as to achieve compliance with U.S. bank holding company laws, or to resolve conflicts such as those referred to above.

         Client Relationships

         The Adviser, the Subadviser and their affiliates have existing and potential relationships with a significant number of sponsors of Portfolio Funds, corporations and institutions. In providing services to its clients and the Fund, the Adviser and the Subadviser may face conflicts of interest with respect to activities recommended to or performed for the clients, and the Fund, the Shareholders and/or the Portfolio Funds. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to the Fund.

         Diverse Shareholders; Relationships with Shareholders

         The Shareholders are expected to include entities organized under U.S. law and in various jurisdictions that may have conflicting investment, tax and other interests with respect to their investments in the Fund. The conflicting interests of individual Shareholders may relate to or arise from, among other things, the nature of investments made by the Fund, the structuring of the acquisition of investments of the Fund, and the timing of disposition of investments. This structuring of the Fund's investments and other factors may result in different after-tax returns being realized by different Shareholders. Conflicts of interest may arise in connection with decisions made by the Subadviser, including decisions with respect to the nature or structuring of investments that may be more beneficial for one Shareholder than for another Shareholder, especially with respect to Shareholders' individual tax situations. In selecting Portfolio Funds for the Fund, the Subadviser will consider the investment and tax objectives of the Fund as a whole, not the investment, tax or other objectives of any Shareholder individually.

         Management of the Fund

         The Management Team and other employees of the Adviser, the Subadviser or their affiliates will devote such time as the Adviser, the Subadviser and their affiliates, in their discretion, deem necessary to carry out the operations of the Fund effectively. Officers and employees of the Adviser and its affiliates will also work on other projects (including other funds served by the Adviser, the Subadviser and their affiliates) and conflicts of interest may arise in allocating management time, services or functions among the affiliates.

         Other Matters

         To lessen the possibility that the Fund will be adversely affected by personal trading, the Company, the Adviser and the Subadviser have each adopted a code of ethics (collectively, the "Codes of Ethics") in compliance with
Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund's portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

         The Adviser, the Subadviser and their affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund, except that the Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, advisers or managing members or trustees. These transactions would be effected in circumstances in which the Adviser and the Subadviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

         Future investment activities of the Adviser, the Subadviser and their affiliates and their principals, partners, directors, officers, members or employees may give rise to conflicts of interest other than those described above.

                             MANAGEMENT OF THE FUND

Board of Trustees

         The Company's Board of Trustees has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operation, and has approved the Fund's investment program. It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. Seventy-five percent (75%) of the Board of Trustees is comprised of persons who are Independent Trustees. The Board of Trustees will monitor and oversee the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.

The Adviser

         A T Funds, LLC, the Adviser, is registered as an investment adviser registered under the Advisers Act and serves as the investment adviser of the Fund. The Adviser is owned equally by the Subadviser and the Administrator and was formed by them to serve as the investment adviser of the Fund (See "The Subadviser" and "The Administrator"). The Adviser is located at 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648. The Adviser may in the future serve as an investment adviser of other registered and unregistered private investment companies.

         Under the investment management agreement between the Adviser and the Fund (the "Management Agreement"), the Adviser has the responsibility to manage the operations of the Fund and monitor the performance of the Subadviser and the Administrator, subject to the ultimate supervision of, and any policies established by, the Board of Trustees. In consideration for its services, the Fund pays the Adviser a monthly Management Fee of 1/12 of

2.5% (2.5% on an annualized basis) of the Fund's net assets. The Management Fee is computed based on the net assets of the Fund determined as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and is due and payable in arrears within ten business days after the end of each calendar quarter.

The Subadviser

         Treesdale Partners, LLC, the Subadviser, is registered as an investment adviser registered under the Advisers Act and serves as the investment subadviser of the Fund. The Subadviser is located at 1330 Avenue of the Americas, 39th Floor, New York, New York 10019. The Subadviser is a specialized asset management company that has been managing a sector fund-of-hedge funds focusing on `best of breed' relative value fixed income funds since August 2002. The Subadviser also provides a variety of consulting services related to fixed income hedge fund strategies. As of October 1, 2004, it had $238 million of assets under management. The Subadviser may also serve as an investment adviser of other registered U.S. investment companies and unregistered U.S. and non-U.S. private investment funds pursuing investment strategies similar to the Fund's investment strategy.

         Under the investment subadvisory agreement between the Subadviser and the Adviser (the "Subadvisory Agreement"), the Subadviser is responsible for managing the investment portfolio of the Fund, subject to the supervision of the Adviser and the ultimate supervision of, and any policies established by, the Board of Trustees. The Subadviser is responsible for allocating the Fund's assets and evaluating regularly each Portfolio Manager to determine whether its investment program is consistent with the Fund's investment objective and whether its investment performance and other criteria are satisfactory. The Subadviser may reallocate the Fund's assets among Portfolio Managers, terminate existing Portfolio Managers and select additional Portfolio Managers, subject in each case to the ultimate supervision of, and any policies established by, the Board of Trustees and to the condition that the retention of any Direct Allocation Portfolio Manager will require approval of a majority of the Independent Trustees and, to the extent required by the 1940 Act, of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Adviser will be responsible for compensating the Subadviser for its services.

The Administrator

         Allegiance Investment Management, LLC, the Administrator, will serve as the Fund's primary administrator. The Administrator is located at 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648. The Administrator is an investment manager that provides investment advisory services with respect to taxable fixed income securities for pension and profit-sharing plans, banks, thrift institutions, companies, trusts, hospitals, foundations, endowments and high net worth individuals.

         Under the administration agreement between the Administrator and the Adviser (the "Administration Agreement"), the Administrator is responsible for providing various management and administrative services (including, among other things, all expenses related to the formation and organization of the Fund, initial and on-going registration requirements of the Fund, and day-to-day operations, administration, record keeping and compliance of the Fund), as well as sales, marketing, distribution and client services, subject to the supervision of the Adviser and the ultimate supervision of, and any policies established by, the Board of Trustees.

The Subadministrator

         [__________________], the Subadministrator, will serve as the Fund's subadministrator. The Subadministrator is located at [_____________________]. [Briefly describe business of the Subadministrator.]

         Under the subadministration agreement between the Subadministrator and the Administrator (the "Subadministration Agreement"), the Administrator has retained the Subadministrator to assist it in performing the responsibilities described above. The Adviser will be responsible for compensating the Subadministrator for its services, but the Fund will reimburse the Administrator for its out-of-pocket expenses incurred in providing the management and administrative services, including for the Subadministrator's fee.

The Custodian

         [_________________], the Custodian, will serve as the Fund's custodian. The Custodian is located at [___________________]. [Briefly describe business of the Custodian.]

         Under the custodian agreement between the Custodian and the Fund (the "Custodian Agreement"), the Custodian is responsible for the custody and safekeeping of the Fund's assets. The fees and expenses of the Custodian are part of the Fund's ordinary operating expenses that will be borne by the Fund.

Management Team

         The portfolio management team of the Subadviser (the "Management Team") is a group of experienced and educated investment professionals with substantial experience in the area of alternative investments. The investment process the Management Team follows contemplates an ongoing search for ideas, generated from travel, networking, academic research, the alternative manager community, prime brokers, conferences and other sources. The Management Team has identified, evaluated, structured, managed and monitored a wide range of alternative investments, including $238 million in fund-of-hedge fund portfolios on behalf of the Subadviser, has access to portfolios chosen from numerous strategies and managers, and maintains a strong network within the alternative investment community as a result of its prior and ongoing experience. The Management Team has relationships with a large number of managers. The Management Team believes that, as a result of these relationships, the Fund should have access to a large number of Portfolio Managers and Portfolio Funds from which to select.

         The Management Team is composed of the following key personnel:

         Dennis Rhee

         Dennis Rhee is a Managing Partner of the Subadviser and a member of the Subadviser's Investment Executive Committee. Mr. Rhee co-founded the Subadviser with Yung Lim in August 2002. Mr. Rhee is responsible for new manager due diligence, business development, investor relations, and jointly supervises all aspects of the Subadviser's activities.

         Mr. Rhee has over fifteen years of Wall Street experience in various capacities in management, sales and trading, derivatives structuring, portfolio management, risk management and designing of electronic trading systems.

         Mr. Rhee served as senior vice president and head of Mortgage Backed Securities trading at Pedestal, a Reuters and Deutsche Bank sponsored electronic trading startup (February 2000 to August 2001). Mr. Rhee worked closely with Yung Lim to create one of the most respected and successful online fixed income operations. Mr. Rhee managed all aspects of Pedestal's most profitable business units, from sales and trading to negotiating strategic alliances and deals with investment banks, buy-side firms, hedge funds, and mortgage originators. Day to day business and technical operations of the securities trading unit ultimately reported up to Mr. Rhee.

         Mr. Rhee was head of product management at Deutsche Bank's fixed income electronic trading division (Nov 1997 to Feb 2000) where he was responsible for new product development and sales and marketing. Mr. Rhee initiated and established the strategic alliance between Deutsche Bank and Pedestal. Mr. Rhee was also part of the mortgage-backed securities (MBS) trading department as a trader.

         Mr. Rhee gained his asset management and entrepreneurial experience at Dongsuh Securities (March 1996 to July 1997), Korea's largest securities firm at the time. At Dongsuh, Martin Lee, an ex-Goldman colleague, and Mr. Rhee created Asia's very first hedge fund that invested in relative value fixed income strategies.

         Upon receiving an MBA from the University of Chicago in 1992, Mr. Rhee joined Goldman, Sachs & Co. in New York as a fixed income derivatives specialist. At Goldman (July 1992 to March 1996), Mr. Rhee generated top revenues in his peer group, and was then selected to head up Korea's country coverage and relocated to Goldman's Hong Kong office. During his tenure in Asia, Mr. Rhee increased Goldman's market share by 2-3 times.

         Mr. Rhee has a MBA in Finance from the University of Chicago's Graduate School of Business and a BA in Government from Cornell University's School of Arts and Sciences in 1986.

         Yung Lim

         Yung Lim is a Managing Partner of the Subadviser and a member of the Subadviser's Investment Executive Committee. Mr. Lim co-founded the Subadviser with Dennis Rhee in August 2002. Mr. Lim is responsible for portfolio allocation decisions, portfolio risk analysis, manager due diligence, and jointly supervises all aspects of the Subadviser's activities.

         Mr. Lim has over seventeen years experience in the fixed income markets. His experiences include investment advisory for sophisticated portfolio strategies, advanced risk management, consulting for large fixed income institutional investors, trading analysis of complex mortgage-backed securities
(MBS)/asset-backed securities (ABS) products, and developing and implementing new business initiatives.

         In March 1997, Mr. Lim founded Pedestal to provide a comprehensive electronic platform serving the mortgage market (March 1997 to August 2001). Mr. Lim guided the growth of Pedestal first as CEO and later as Chairman, making Pedestal a recognized name in the mortgage market for electronic trading. Pedestal's growth accelerated with equity financing from Reuters, Deutsche Bank and Battery Ventures, combined with strategic agreements with Deutsche Bank, Wells Fargo and Reuters.

         Mr. Lim was a senior consultant for Andrew Davidson & Co. (July 1992 to February 1997), a premier consulting and investment advisory firm specializing in fixed income markets and performing advisory work for major financial institutions. In addition to investment strategy and risk management work, his consulting services also addressed general corporate strategy issues. He also developed and marketed advanced analytical tools for mortgages.

         Mr. Lim spent six years at Merrill Lynch (April 1987 to June 1992), working in various roles focused on the mortgage and asset-backed markets. He was the vice president in charge of risk management for Merrill's mortgage desk, consistently one of the top three MBS/ABS dealers, managing the risk of $5 billion in trading inventory. Prior to this role, he served as the key senior portfolio strategist in the mortgage department, responsible for providing investment advice to major institutional clients. He evaluated clients' portfolios and balance sheets using advanced analytical tools and worked with traders and customers in generating appropriate trading strategies. During his initial years at Merrill, Mr. Lim served as a senior research analyst working on deal structuring and pricing as well as marketing of mortgage derivatives. He also authored numerous research publications including a comprehensive monthly publication on the mortgage and asset-backed markets.

         Mr. Lim has co-authored a book on advanced valuation and analysis techniques for mortgage securities titled "Collateral Mortgage Obligations," by Davidson, Ho, and Lim. He has also published various articles in major fixed-income publications, including "Bond and Mortgage Markets," edited by Frank Fabozzi. Mr. Lim has an MBA from the University of Chicago and BS in Electrical Engineering from the California Institute of Technology.

         Peter Ortiz

         Peter Ortiz is an Analyst with the Subadviser where he is responsible for administrative, accounting, compliance and operational functions for the family of the Subadviser's multi manager funds. Mr. Oritz works on compliance issues regarding due diligence inquiries, the review of profit and loss calculations, and is responsible for the continual day-to-day operations of the Subadviser. Mr. Oritz joined the Subadviser in April 2004.

         After graduating in 2001 and prior to joining the Subadviser, Mr. Ortiz was a fund administration associate with Kenmar, a multi-billion dollar fund-of-funds, where he worked on reviewing, finalizing, and distributing the month end net asset values for a variety of multi strategy fund-of-funds (September 2002 to April 2004). Prior to Kenmar, Mr. Ortiz worked at Diversified Investment Advisors as a registered representative from November 2001 to September 2002.

         Mr. Ortiz graduated from St. Johns University with a B.A. in Economics in 2001.

         Khemaridh Hy

         Khemaridh Hy is an Analyst with the Subadviser where he is responsible for evaluating fixed income alternative investments for all of the Subadviser's multi manager funds. His teamwork participation includes portfolio analytics for the underlying fund managers, due diligence, manager selection, and ongoing monitoring for the Subadviser's funds-of-funds. He is also involved in risk management as an active member in the ongoing research and refinement of the Subadviser's proprietary process. Mr. Hy joined the Subadviser in September 2003.

         Prior to joining the Subadviser, Mr. Hy was an analyst at Broadview International, where he worked in mergers and acquisitions and restructuring advisory services for the technology sector (July 2002 to November 2003).

         After graduating in 2001, Mr. Hy served as a portfolio administrator for Fisher Investments in Woodside, California (August 2001 to March 2002).

         Mr. Hy received a B.S. in Computer Science with a concentration in Economics from Yale University in 2001.

                                     VOTING

         Generally, the Fund will not hold an annual meeting of Shareholders unless required by the 1940 Act. Shareholders have one vote per dollar net asset value of Shares owned. Shareholders will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of Trustees, approval of any investment advisory agreement entered into by the Fund and certain other matters. Matters submitted to Shareholders must be approved by a majority of the outstanding Shares. At the request of the holders of at least 20% of the Shares, the Fund will hold a meeting to vote on the removal of a Trustee, which can occur by a vote of more than two-thirds of the outstanding Shares. Notwithstanding their ability to exercise their voting privileges, Shareholders in their capacity as such are not entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                                FEES AND EXPENSES

Expenses

         Non-Fund Expenses

         The Adviser and the Subadviser will bear all of their own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of Portfolio Managers and the fees and expenses of any distributors (other than Placement Agents) that may be retained by them. The Adviser may share a portion of its Management Fee with outside distribution agents. The Administrator will bear all of its own expenses for sales, marketing, distribution and client services with respect to the Fund. The Adviser will be responsible for compensating the Subadviser and the Administrator from the Management Fee received by the Adviser.

         Fund Expenses

         The Fund will bear all of its own ordinary operating expenses and extraordinary expenses that are not specifically assumed by the Adviser, Subadviser or Administrator. Such expenses include, among other things, all fees and expenses related to: the formation and organization of the Fund and any special purpose vehicles; initial and on-going registration requirements of the Fund; day-to-day operations, administration, record keeping and compliance of the Fund; third-party research; portfolio transactions and positions for the Fund such as transfer taxes and premiums, taxes withheld on foreign dividends, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees; non-investment related interest expense; repurchases of Shares; any attorneys and accountants engaged on behalf of the Fund; audit and tax preparation; custody and escrow; errors and omissions/directors and officers liability insurance and a fidelity bond; equipment or services used in communicating information regarding the Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; the Management Fee payable to the Adviser; reimbursements to the Administrator, Custodian and other administrative service providers; the fees of the Subadministrator; and fees and travel-related expenses of the Independent Trustees of the Fund.

         Portfolio Fund Fees and Expenses

         Portfolio Funds will bear various expenses in connection with their operations similar to those incurred by the Fund. Portfolio Managers generally will assess asset-based fees to and receive incentive-based allocations from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds. These expenses, fees and allocations will be in addition to those incurred by the Fund itself. As an investor in the Portfolio Funds, the Fund will bear its proportionate share of the expenses and fees of the Portfolio Funds and will also be subject to incentive-based allocations to the Portfolio Managers.

         Expense Limitation

         Under an operating expenses agreement between the Adviser and the Fund (the "Operating Expenses Agreement"), the Adviser has agreed to the Expense Limitation whereby the Adviser will reduce its management fees and absorb expenses to maintain total operating expenses (excluding placement fees, sales loads, taxes, interest, brokerage commissions, short sale dividend expenses, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) for the Fund at or below the annualized rate of 4% of the Fund's average net assets. In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund will carry forward the amount of expenses waived, paid or absorbed by the Adviser in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund's ordinary operating expenses to exceed the Expense Limitation. The Operating Expenses Agreement will remain in effect until terminated by the Adviser or the Fund. The Expense Limitation does not apply to the Fund's organizational expenses (See "Organizational Expenses").

         Organizational Expenses

         The Fund's organizational expenses are estimated at [$400,000]. [Such organizational expenses will be amortized over two years or, if the profits of the Fund are insufficient to amortize such expenses over two years, such longer period as the Board of Trustees deems appropriate. Discuss GAAP requirements.] The amortized portion of the organizational expenses incurred by the Fund will be included as part of the Fund's other expenses that are borne by Shareholders (see "SUMMARY OF FUND EXPENSES").

Fees

         Management Fee

         In partial consideration of the advisory and other services provided by the Adviser to the Fund, the Fund will pay the Adviser the Management Fee each month at the rate of 1/12 of 2.5% (2.5% on an annualized basis) of the Fund's net assets. The Management Fee will be an expense out of the Fund's assets, and will be borne by Shareholders (see "SUMMARY OF FUND EXPENSES"). Net assets for these purposes mean the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. The Management Fee will be computed based on the net assets of the Fund as of the start of business on the first business day of each month, after adjustment for any subscriptions effective on that date, and will be due and payable in arrears within ten business days after the end of each calendar quarter.

                            SUBSCRIPTIONS FOR SHARES

Subscription Terms

         The minimum initial investment in the Fund from each investor is $100,000, and the minimum additional investment in the Fund is $50,000. For the purposes of these minimums, amounts constituting placement fees may be considered, even though placement fees are not deemed to be investments in, or subscriptions for, Shares. The minimum initial and additional investments may be reduced by the Fund with respect to individual investors or classes of investors (for example, with respect to certain key employees or directors of the Adviser, the Subadviser or their affiliates).

         The Fund anticipates that the initial Closing Date will be [______________, 2004], but the Fund may postpone the initial Closing Date by up to 90 days, in its sole discretion. The Fund intends to accept initial and additional subscriptions for Shares made after the Closing Date and the commencement of the Fund's investment operations as of the first business day of each calendar month.

         All subscriptions are subject to the receipt of cleared funds prior to the applicable subscription date in the full amount of the subscription, although the Adviser may accept, in its sole discretion, a subscription prior to receipt of cleared funds. The investor must also submit a completed subscription agreement before the applicable subscription date, provided that such subscription agreement may require both earlier submission of the completed agreement and earlier receipt by the Fund of cleared funds. The Fund reserves the right to reject any subscription for Shares and the Adviser may, in its sole discretion, suspend subscriptions for Shares at any time and from time to time.

         Except as otherwise permitted by the Fund, initial and any additional subscriptions for Shares by any Shareholder must be paid in cash, and all payments must be transmitted by the time and in the manner that is specified in the subscription documents of the Fund. Initial and any additional subscriptions for Shares of will be payable in one installment. Although the Fund may accept payments in the form of securities in the discretion of the Adviser, the Fund has no intention at present of accepting payments in the form of securities. If the Fund chooses to accept a payment in the form of securities, the securities would be valued in the same manner as the Fund values its other assets.

         Each new Shareholder must agree to be bound by all of the terms of the Trust Agreement. Each potential investor must also represent and warrant in a subscription agreement, among other things, that the investor is an "Eligible Investor" as described below and is purchasing Shares for his, her or its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Shares.

Eligible Investors

         Each prospective investor in the Fund will be required to certify to the Fund that the Shares subscribed for are being acquired for the account of an "accredited investor" (within the meaning of Regulation D under the 1933 Act). Such an investor is referred to in this Prospectus as an "Eligible Investor." Existing Shareholders who subscribe for additional Shares will be required to qualify as Eligible Investors at the time of each additional subscription. The specific investor qualifications that must be met in becoming a Shareholder are set out in the subscription agreement that must be completed by each prospective investor.

Placement Fees

         Placement Agents may be retained by the Fund or the Adviser to assist in the placement of Shares. A Placement Agent, which may be affiliated with the Adviser, will generally be entitled to receive a Placement Fee of up to three percent (3%) from each investor in the Fund whose Shares the Placement Agent places. The Placement Fee will be based on a formula that takes into account the amount invested through the Placement Agent, and will be deducted from a prospective investor's subscription amount. The Placement Fee will not constitute an investment in Shares and it will not form part of the assets of the Fund. The Placement Fee may be adjusted or waived at the sole discretion of the Placement Agent, and is expected to be waived for institutional investors and certain control persons, officers and employees of the Adviser, Subadviser, Placement Agents and certain of their affiliates.

                REDEMPTIONS, REPURCHASES AND TRANSFERS OF SHARES

No Right of Redemption

         No Shareholder or other person holding Shares, or a portion of thereof acquired from a Shareholder, will have the right to require the Fund to redeem the Shares. No public market for Shares exists, and none will develop in the future. Consequently, Shareholders will not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

         The Fund may from time to time repurchase Shares from Shareholders in accordance with written tenders by Shareholders at those times and on terms and conditions as the Board of Trustees may determine. In determining whether the Fund should offer to repurchase Shares from Shareholders, the Board of Trustees will consider the recommendation of the Adviser. The Adviser expects that it will recommend to the Board of Trustees that the Fund offer to repurchase Shares from Shareholders on [December 31, 2005], and, after that date, four times per year, effective at the end of each March, June, September and December. The Adviser expects that it will not recommend the repurchase of more than 10% of the outstanding Shares at any single Valuation Date. No assurances can be given that these repurchases will occur.

         In determining whether to accept such a recommendation from the Adviser, the Board of Trustees will consider the following factors, among others:

         o whether any Shareholders have requested to tender Shares to the Fund;

         o   the liquidity of the Fund's assets;

         o   the investment plans and working capital requirements of the Fund;

         o the relative economies of scale of the tenders with respect to the size of the Fund;

         o   the history of the Fund in repurchasing Shares;

         o the availability of information as to the value of the Fund's interests in the Portfolio Funds;

         o   the existing economic condition of the securities markets; and

         o any anticipated tax consequences to the Fund of any proposed repurchases of Shares.

         The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board of Trustees determines to be fair to the Fund and to all Shareholders or persons holding Shares acquired from Shareholders, or to one or more classes of Shareholders, as applicable. The value of a Shareholder's Shares that are being repurchased will be equal to the net asset value per Share of the Fund as of the date of the repurchase, multiplied by the number of the Shareholder's Shares that are being repurchased. When the Board of Trustees determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.

         Repurchases of Shares from Shareholders by the Fund may be paid, in the discretion of the Fund, in cash, or by the distribution of securities in-kind or partly in cash and partly in kind. The Fund, however, expects not to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not tendering Shares for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Shares from Shareholders. Any in-kind distribution of securities will be valued in accordance with the Trust Agreement and will be distributed to all tendering Shareholders on a proportional basis. The ability of the Fund to make an in-kind distribution of securities may be limited by restrictions imposed by the Portfolio Funds. In addition, Shareholders' ability to liquidate any securities distributed in-kind may be restricted by resale limitations imposed by the Portfolio Funds, or by the issuers of securities in the case of in-kind distributions of securities of issuers held in directly managed accounts or special purposes investment vehicles. The Fund does not impose any charges in connection with repurchases of Shares.

         The Trust Agreement provides that the Fund shall be dissolved if the Shares of any Shareholder that has submitted a written request for the repurchase of all of its Shares by the Fund, in accordance with the terms of the Trust Agreement, are not repurchased by the Fund within a period of two years following the date of the request; provided, however, that dissolution shall not be required if the Fund is unable to repurchase a Shareholder's Shares as a result of regulatory restrictions that prevent the Fund from fulfilling a repurchase request.

Repurchase Procedures

         In light of liquidity constraints associated with the Fund's investments in Portfolio Funds and that the Fund may have to effect withdrawals from those Portfolio Funds to pay for Shares being repurchased, the Fund expects to employ the following repurchase procedures:

         Shares will be valued as of the Valuation Date, which will be the date Shares are to be repurchased. The Valuation Date is generally expected to be March 31, June 30, September 30 or December 31.

         On the Notification Date, which will generally be approximately 60 days prior to each Valuation Date, the Fund will notify the Shareholders in writing of the commencement of a repurchase offer, describing the terms of the offer, including the amount of Shares that it intends to repurchase.

         Each Shareholder may accept the repurchase offer, or withdraw a previous acceptance of the repurchase offer, in writing until the Expiration Date, which will be 30 days prior to the Valuation Date. Any acceptance of the repurchase offer shall become a binding offer of tender if not withdrawn by the Shareholder by written notice to the Fund prior to the Expiration Date. Shareholders that elect to tender Shares for repurchase will not know the price at which such Shares will be repurchased until the Valuation Date, which is 30 days after the Expiration Date.

         In the event that the amount of Shares properly tendered by Shareholders as of the Expiration Date exceeds the amount of Shares specified in the Fund's repurchase offer, the Fund may choose to accept for repurchase only the amount of Shares specified in the repurchase offer or such greater amount of Shares as the Fund may determine, in its sole discretion. In the event the Fund does not purchase all of the Shares tendered, the Fund will repurchase those Shares tendered on a pro rata basis, according to the relative amounts of Shares tendered by each Shareholder as of the Expiration Date.

         A Shareholder who tenders for repurchase only a portion of its Shares will be required to maintain a minimum investment in Shares of $100,000, or such lesser amount as the Board of Trustees may determine. The Fund may reduce the portion of the Shares to be repurchased from a Shareholder so that the required minimum investment is maintained.

         No later than five business days after the Expiration Date, the Fund will give to each Shareholder whose Shares have been accepted for repurchase a notice indicating the acceptance of such Shares.

         Within ten business days after the Valuation Date, the Fund will give to each Shareholder whose Shares have been accepted for repurchase a promissory note (the "Promissory Note") entitling the Shareholder to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Shares. The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at two separate times:

         The initial payment in respect of the Promissory Note (the "Initial Payment") will be in an amount equal to at least 90% of the estimated value of the repurchased Shares, determined as of the Valuation Date. The Initial Payment will be made as of the later of (i) within 30 days after the Valuation Date, or
(ii) if the Fund has requested withdrawals of its capital from any Portfolio Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from the Portfolio Funds, which in certain circumstances may take a substantial period of time due to the possibility of limited liquidity of the Portfolio Funds

         The second and final payment in respect of the Promissory Note (the "Second Payment") is expected to be in an amount equal to the excess, if any, of
(i) the value of the repurchased Shares, determined as of the Valuation Date and based upon the results of the annual audit of the Fund's financial statements for the year in which the Valuation Date occurs, over (ii) the Initial Payment. The Adviser anticipates that the annual audit of the Fund's financial statements will be completed within 60 days after the end of each fiscal year of the Fund and that the Second Payment will be made promptly after the completion of the audit.

         Although the amounts required to be paid by the Fund under the Promissory Note will generally be paid in cash, the Fund may under certain limited circumstances pay all or a portion of the amounts due by an in-kind distribution of securities. The ability of the Fund to pay amounts due by in-kind distributions will in certain circumstances be impacted by restrictions on in-kind distributions to which the Portfolio Funds may be subject.

         Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities, or (iii) interests in Portfolio Funds that the Fund has requested be withdrawn (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Shareholders tendering Shares.

         If modification of the Fund's repurchase procedures as described above is deemed necessary to comply with regulatory requirements, the Board of Trustees will adopt revised procedures reasonably designed to provide Shareholders substantially the same liquidity for Shares as would be available under the procedures described above.

         Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund's investment related expenses as a result of higher portfolio turnover rates. The Adviser intends to take measures, subject to policies as may be established by the Board of Trustees, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

Repurchase Fee

         If a Shareholder tenders any of its Shares to the Fund for repurchase and such Shares are repurchased by the Fund before the first anniversary after such Shares were purchased by the Shareholder, a repurchase fee equal to two percent (2%) of the value of the Shares repurchased will be levied against the Shareholder.

Mandatory Repurchase

         The Trust Agreement provides that the Fund may repurchase Shares of a Shareholder or any person acquiring Shares from or through a Shareholder under certain circumstances, including if:

            a. such Shares, or a portion thereof, have been transferred or have vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Shareholder;

            b. ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, or require registration of any Shares under, or subject the Fund to additional registration or regulation order, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may subject the Fund or any of the Shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences;

            c. continued ownership of such Shares may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any of the Shareholders to an undue risk of adverse tax or other fiscal consequences; or

            d. any of the representations and warranties made by a Shareholder in connection with the acquisition of the Shares was not true when made or has ceased to be true.

Transfers of Shares

         Shares held by a Shareholder may be transferred only:

            a. by operation of law pursuant to the death, divorce, bankruptcy, insolvency or dissolution of the Shareholder; or

            b. under certain limited circumstances, with the written consent of the Board of Trustees, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

         Notice to the Fund of any proposed transfer of Shares must include evidence satisfactory to the Board of Trustees that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) is an Eligible Investor. Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription agreement in respect of the proposed transferee. The Board of Trustees will not consent to a transfer of Shares by a Shareholder unless the transfer is to a single transferee or after the transfer of the Shares, the minimum investment in Shares of each of the transferee and transferor is not less than $100,000. A Shareholder transferring Shares may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Board of Trustees may require the Shareholder requesting the transfer to obtain, at the Shareholder's expense, an opinion of counsel selected by the Board of Trustees as to such matters as the Board of Trustees may reasonably request.

         Any transferee acquiring Shares of a Shareholder in accordance with this Prospectus and the Trust Agreement will be entitled to all rights of a Shareholder. If a Shareholder transfers Shares with the approval of the Board of Trustees, the Fund will promptly take all necessary actions so that each transferee or successor to whom the Shares are transferred is recognized on the books and records of the Fund.

         In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Adviser, the Subadviser, the Administrator, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder in connection with any such transfer.

                            DIVIDENDS AND TAX ASPECTS

         The following discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in the Fund. The Fund has not sought a ruling from the Internal Revenue Service (the "IRS") or any other U.S. federal, state or local agency with respect to any tax matters affecting the Fund, nor has Paul, Hastings, Janofsky & Walker LLP expressed any opinion in respect thereof.

         The summary of the U.S. federal income tax treatment of the Fund set out below is based upon the Code, judicial decisions, Treasury Regulations (the "Regulations") and rulings in effect on the date of this Prospectus, all of which are subject to change possibly with retroactive effect. The summary does not discuss the effect, if any, of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund.

         The summary does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the U.S. federal income tax laws, such as insurance companies. In addition, nonresident aliens and other foreign persons are subject to different tax rules, and may be subject to United States federal income tax withholding on certain payments received from the Fund. Each prospective investor should consult with his, her or its own tax advisor in order fully to understand the U.S. federal, state, local and non-U.S. income tax consequences of an investment in the Fund.

Regulated Investment Company

         The Fund has elected and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Code. The Fund is taxed as a separate entity under Subchapter M and must qualify on a separate basis. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities, foreign currencies or options (including forward contracts) thereon; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities). In addition, in order to qualify as a regulated investment company, the Fund must distribute to its Shareholders at least 90% of its net investment income, other than net capital gains, earned in each year. As such, and by complying with the applicable provisions of the Code, the Fund will not be subject to federal income tax on taxable income (including realized capital gains) that it distributes to Shareholders in accordance with the timing requirements of the Code. Although the Fund intends to operate as a regulated investment company under Subchapter M of the Code, no assurance can be given that it will maintain its status as a regulated investment company since the Fund will not have direct control over the investments made by Portfolio Mangers. Delays experienced by the Fund in obtaining information from Portfolio Funds and Portfolio Managers may make the Fund's continued qualification under Subchapter M of the Code difficult or impossible.

Dividends and Other Distributions

         The Fund must pay an excise tax to the extent it does not distribute to its Shareholders during each calendar year at least 98% of its ordinary income for that calendar year, 98% of its capital gains over capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains for the preceding respective one-year period. The Fund intends to meet, or substantially meet, these distribution requirements to avoid any significant excise tax liability.

         The Fund expects to declare and pay dividends monthly to Shareholders. Dividends normally begin to accrue on the next business day after payment for Shares. Distributions from net realized short-term gains, if any, and distributions from any net capital gains realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of the Fund's fiscal year.

         Dividends and distributions are paid in full and fractional Shares based on the net asset value per Share at the close of business on the ex-dividend date, unless the Shareholder makes a written request to the Fund for payment in cash. The Fund will notify each Shareholder after the close of its fiscal year of both the dollar amount and the tax status of that year's distributions.

Taxation

         All dividends from net investment income (other than qualified dividend income) together with distributions of short-term capital gains will be taxable as ordinary income even though they may be paid to Shareholders in additional Shares. Any net capital gains ("capital gains distributions") distributed are taxable as the relevant type of capital gains regardless of the length of time Shareholders have owned their Shares.

         For taxable years beginning on or before December 31, 2008, distributions of investment income designated as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long term capital gain, provided certain requirements are met. The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Relief Act") temporarily reduced the maximum tax on long-term capital gains from 20% to 15% for taxpayers in all brackets except for those in the 15% and 10% brackets, whose maximum rate will be 5% on those gains. Certain distributions designated as derived from "qualified dividend income" will be taxed to individuals at this maximum rate.

         If the net asset value of Shares of the Fund should, by reason of a distribution of realized capital gains, be reduced below a Shareholder's cost, such distribution would to that extent be a return of capital to that Shareholder even though taxable to the Shareholder, and a sale of Shares by a Shareholder at net asset value at that time would establish a capital loss for Federal income tax purposes.

         Distributions will be taxable in the year in which they are received, except for certain distributions received in January, which will be taxable as if received the prior December.

Deductibility

         Corporate shareholders are eligible to deduct 70% of dividends received from domestic corporations. The Fund passes through this benefit to its corporate Shareholders subject to limitations under Section 854 of the Code. The dividends-received deduction is allowed to a corporate shareholder only if the shareholder satisfies a 46-day holding period for the dividend-paying stock (or a 91-day period for certain dividends on preferred stock). The 46-day (91-day) holding period generally does not include any time in which the shareholder is protected from the risk of loss otherwise inherent in the ownership of an equity interest. The Relief Act provided that the taxpayer must satisfy the holding period requirement with respect to each dividend. This determination is made by looking at the 90-day (180-day) period starting 45 days (90 days) before the ex-date. The 46 days (91 days) do not have to be consecutive and do not include any day in which risk of loss is diminished.

         The Fund must satisfy the above holding period requirements in order to pass through this benefit to its corporate Shareholders. In addition, a corporate Shareholder of the Fund must also satisfy the holding period requirement with respect to its Shares. In determining the extent to which the Fund's dividends may be eligible for the 70% dividends-received deduction by corporate shareholders, interest income, capital gain net income, gain or loss from Section 1256 contracts (described below), dividend income from foreign corporations and income from other sources will not constitute qualified dividends. Corporate Shareholders should consult their tax advisers regarding other requirements applicable to the dividends-received deduction.

Tax Status of Distributions

         The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

         For accounting purposes, when the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be a capital gain or loss.

         Any security, option, or other position entered into or held by the Fund that substantially diminishes the Fund's risk of loss from any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain not being treated as long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

         Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code ("Section 1256 Contracts") and that are held by the Fund at the end of its taxable year generally will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of
Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term gain or loss.

         The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. The Fund may invest in the stock of foreign investment companies that may be treated as "passive foreign investment companies" ("PFICs") under the Code. Certain other foreign corporations, not operated as investment companies, may nevertheless satisfy the PFIC definition. A portion of the income and gains that the Fund derives from PFIC stock may be subject to a non-deductible federal income tax at the Fund level. In some cases, the Fund may be able to avoid this tax by electing to be taxed currently on its share of the PFIC's income, whether or not such income is actually distributed by the PFIC. The Fund will endeavor to limit its exposure to the PFIC tax by investing in PFICs only where the election to be taxed currently will be made. Because it is not always possible to identify a foreign issuer as a PFIC in advance of making the investment, the Fund may incur the PFIC tax in some instances.

         Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or loss. Similarly, gains or losses on forward foreign currency exchange contracts (other than forward foreign currency exchange contracts that are governed by Section 1256 of the Code and for which no election is made) or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains and losses, referred to as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its Shareholders as ordinary income, rather than increasing or decreasing the Fund's net capital gain. If the Fund's Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to Shareholders, rather than as an ordinary dividend, reducing the basis of each Shareholder's Shares.

         Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period (beginning 30 days before the disposition of shares). Shares received in connection with the payment of a dividend by the Fund constitute a replacement of shares.

ERISA Considerations

         ERISA and Section 4975 of the Code impose certain requirements on employee benefit plans (as defined in Section 3(3) of ERISA) and plans described in Section 4975(e)(1) of the Code ("Plans"). ERISA imposes general and specific responsibilities on persons who are "fiduciaries" for purposes of ERISA with respect to a Plan that is subject to ERISA ("an ERISA Plan"), including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, a fiduciary of an ERISA Plan must comply with rules adopted by the U.S. Department of Labor (the "DOL"), which administers the fiduciary provisions of ERISA. Under those rules, the fiduciary of an ERISA Plan must: (i) give appropriate consideration to, among other things, the role that the investment plays in the plan's portfolio, taking into account whether the investment is designed reasonably to further the plan's purposes; (ii) examine the risk and return factors associated with the investment; (iii) assess the portfolio's composition with regard to diversification, as well as the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the plan; and

(iv) evaluate income tax consequences of the investment and the projected return of the total portfolio relative to the plan's funding objectives.

         Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with his, her or its fiduciary responsibilities as set out in the DOL's regulations. The fiduciary should, for example, consider whether an investment in the Fund may be too illiquid or too speculative for its ERISA Plan, and whether the assets of the plan would be sufficiently diversified if the investment is made. If a fiduciary of an ERISA Plan breaches his, her or its responsibilities with regard to selecting an investment or an investment course of action for the plan, the fiduciary may be held personally liable for losses incurred by the plan as a result of the breach.

         Because the Fund will register as an investment company under the 1940 Act, the underlying assets of the Fund would not be considered to be "plan assets" of Plans investing in the Fund for purposes of ERISA's fiduciary responsibility rules and the prohibited transaction rules of ERISA and the Code. For that reason, neither the Adviser, the Subadviser nor any of the Portfolio Managers (including Direct Allocation Portfolio Managers) will be fiduciaries with respect to ERISA Plans investing in the Fund.

         The Board of Trustees will require an ERISA Plan proposing to invest in the Fund to represent that it, and any fiduciaries responsible for its investments, are aware of and understand the Fund's investment objective, policies and strategies; and that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

         ERISA and the Code prohibit certain transactions between a Plan and persons who have certain specified relationships to such Plan ("parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of the Code). Certain prospective Plan investors may currently maintain relationships with the Adviser, the Subadviser or the Portfolio Managers, or with other entities that are affiliated with the Adviser, the Subadviser or the Portfolio Managers. Each of the Adviser, the Subadviser, the Portfolio Managers and their affiliates may be deemed to be a party in interest or disqualified person to any Plan to which it provides investment management, investment advisory or other services. Plan investors should consult with counsel to determine if an investment in the Fund is a transaction that is prohibited by ERISA or the Code. A Plan investing in the Fund will be required to make certain representations, including representations that the decision to invest in the Fund was made by a person that is independent of the Adviser, the Subadviser, the Portfolio Managers and their affiliates; that such person is duly authorized to make such investment decision; and that the Plan has not relied on any individualized advice or recommendation of the Adviser, the Subadviser, a Portfolio Manager or their affiliates, as a primary basis for the decision to invest in the Fund.

         The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is, of necessity, general and may be affected by future publication of DOL regulations and rulings. Potential Plan investors should consult with their legal advisors regarding the consequences under ERISA and the Code of the acquisition and ownership of Shares.

                                   FISCAL YEAR

         For accounting purposes, the Fund's fiscal year is the 12-month period ending on March 31. The first fiscal year of the Fund will commence on the Closing Date and will end on March 31, 2005. For tax purposes, the taxable year of the Fund is the 12-month period ending December 31 of each year.

                             REPORTS TO SHAREHOLDERS

         The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates sending to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period covered by the report, or as otherwise required by the 1940 Act.

              ADDITIONAL INFORMATION REGARDING THE TRUST AGREEMENT

         The following is a summary description of additional items and of select provisions of the Trust Agreement that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Trust Agreement, which is attached hereto as Appendix A.

Liability of Shareholders

         Persons who purchase Shares in the offering being made hereby will be Shareholders. The Adviser may subscribe for Shares, and to that extent will be a Shareholder of the Fund. Under Delaware law and the Trust Agreement, each Shareholder will be liable for the debts and obligations of the Fund only to the extent of any payments to the Fund for the subscription of Shares (plus any accretions in value thereof prior to repurchase) and a Shareholder, in the sole discretion of the Board of Trustees, may be obligated (i) to satisfy withholding tax obligations with respect to such Shareholders, or (ii) to return to the Fund amounts distributed to the Shareholder in accordance with the Trust Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund's assets.

Liability of Trustees and Officers

         The Trust Agreement provides that a Trustee or officer shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of the Trustee's or officer's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office. The Trust Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Trustee or officer by the Fund (but not by the Shareholders individually) against any liability and expense to which the Trustee or officer may be liable which arise in connection with the performance of the Trustee's or officer's activities on behalf of the Fund. Trustees or officers shall not be personally liable to any Shareholder for the repayment of any payments made by the Shareholder to the Fund for the subscription of Shares or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Trust Agreement shall not be construed so as to provide for indemnification of a Trustee or officer for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Trust Agreement to the fullest extent permitted by law.

Amendment of the Trust Agreement

         The Trust Agreement may generally be amended, in whole or in part, with the approval of the Board of Trustees (including a majority of the Independent Trustees, if required by the 1940 Act) and without the approval of the Shareholders unless the approval of Shareholders is required by the 1940 Act.

Power of Attorney

         In subscribing for Shares, an investor will appoint the Board of Trustees as his, her or its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Company as a statutory trust under Delaware law or signing all instruments effecting authorized changes in the Company or the Trust Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund. This power of attorney, which will be contained in an investors' subscription agreement, is a special power-of-attorney and is coupled with an interest in favor of the Board of Trustees and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Shareholder granting the power of attorney. In addition, the power of attorney will survive the delivery of a transfer by a Shareholder of all or any portion of the Shareholder's Shares, except that when the transferee of the Shares has been approved by the Board of Trustees for admission to the Fund as a substitute Shareholder, or upon the withdrawal of a Shareholder from the Fund pursuant to a periodic tender or otherwise, the power of attorney given by the transferor will terminate.

Term, Dissolution and Liquidation

         The Fund will be dissolved upon the affirmative vote to dissolve the Fund by: (i) the Board of Trustees; or (ii) Shareholders holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Shareholders. The Fund will also be dissolved as required by operation of law.

         Upon the occurrence of any event of dissolution, the Board of Trustees or Adviser, acting as liquidator under appointment by the Board of Trustees (or another liquidator, if the Board of Trustees does not appoint the Adviser to act as liquidator or the Adviser is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets.

         Upon the liquidation of the Fund, its assets will be distributed (i) first, to satisfy the debts, liabilities and obligations of the Fund (other than debts of Shareholders) including actual or anticipated liquidation expenses,
(ii) next, to repay debts owing to the Shareholders, and (iii) finally, to the Shareholders proportionately in accordance with the value of their Shares. Assets may be distributed in kind on a proportionate basis if the Board of Trustees or liquidator determines that the distribution of assets in kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

                     PRIVACY NOTICE FOR INDIVIDUAL INVESTORS

         The Fund may collect or capture nonpublic information about Shareholders from the following sources:

         o   Forms, like the Fund's subscription booklet;

         o   Oral conversations with the Fund's representatives;

         o   Shareholder's transactions with the Fund;

         o   Electronic sources such as the Adviser's Web sites or e-mails; and

         o   Bank accounts used for transfers and wires

         The Fund does not disclose any nonpublic personal information about our customers or former customers to non-affiliated third parties without the customer's authorization, except as permitted by law or in response to inquiries from governmental authorities. The Fund restricts access to Shareholder's personal and account information to those employees who need to know that information to provide products and services to Shareholders. The Fund also may disclose that information to unaffiliated third parties (such as the transfer agent or brokers) only as permitted by law and only as needed for the Fund to provide agreed services to Shareholders. The Fund maintains physical, electronic and procedural safeguards to guard nonpublic personal information.

                                    INQUIRIES

         Inquiries concerning the Fund and Shares (including information concerning subscription and withdrawal procedures) should be directed to Customer Service at (800) [000-0000].

                                   APPENDIX A

                           A T FUNDS INVESTMENT TRUST

                          FORM OF DECLARATION OF TRUST

Part B:  STATEMENT OF ADDITIONAL INFORMATION
===============================================================================

                           A T FUNDS INVESTMENT TRUST

                            =========================
                       STATEMENT OF ADDITIONAL INFORMATION
                              ______________, 2004
                            =========================
                                 A T FUNDS, LLC
                                     Adviser
                            =========================
                             TREESDALE PARTNERS, LLC
                                   Subadviser
                            =========================
                      ALLEGIANCE INVESTMENT MANAGEMENT, LLC
                                  Administrator
                            =========================
                       ___________________________________
                                Subadministrator

===============================================================================

         This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the Prospectus of A T Funds Investment Trust (the "Fund") dated ________________, 2004. A copy of the Prospectus may be obtained by contacting the Fund at the following address or telephone number: 300 Pacific Coast Highway, Suite 305, Huntington Beach, California 92648 (714) 969-0521.

         The information in this SAI is subject to completion. The Shares have not been and will not be registered under the Securities Act, or the securities laws of any state. The Fund will issue Shares only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. The Fund may not issue Shares until the registration statement filed with the SEC is effective. This SAI shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Shares in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this SAI.

         Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

                        [TABLE OF CONTENTS - TO BE ADDED]

                              TRUSTEES AND OFFICERS

Board of Trustees

         The Company's Board of Trustees has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operation, and has approved the Fund's investment program. It exercises similar powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. Seventy-five percent (75%) of the Board of Trustees is comprised of persons who are Independent Trustees. The Board of Trustees will monitor and oversee the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.

         Although the Trustees review policies regarding the management of the Fund and review information provided to them in connection with quarterly meetings of the Board of Trustees (and any special meetings called), they do not have an active role in reviewing or supervising the Fund's ongoing operations. This means, for example, that the Trustees do not select or approve the Portfolio Managers or the Portfolio Funds (other than Direct Allocation Portfolio Managers). By way of further example, the Trustees do not (and cannot) verify the valuation of the Fund's investments in Portfolio Funds and must rely on valuation information provided by the Portfolio Managers, the Adviser and the Subadviser without any investigation or independent verification.

         The Independent Trustees (identified below) serve as outside fiduciaries only and do not serve as officers or in an active management role for the Fund or its affiliates.

         To the fullest extent allowed by applicable law including the 1940 Act, the Trust Agreement also indemnifies the Trustees and officers for all costs, liabilities and expenses that they may experience as a result of their service as Trustees or officers.

         The Trustees, in their capacity as such, are not Shareholders of the Fund and, accordingly, each Trustee in his capacity as such has no liability as a Shareholder. Trustees may subscribe for Shares, subject to the eligibility requirements described in the Prospectus, in which case such Trustees will be Shareholders.

         The identity and brief biographical information of each of the Trustees is set out below.

Trustees and Officers

         The current Trustees and officers of the Company performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below:

         Independent Trustees


                                                                         Number of
                                   Term of                               Portfolios in
                      Position(s)  Office and                            Fund Complex
Name, Address and     held with    Length of     Principal Occupation(s) Overseen by    Other Directorships held
Age                   the Company  Time Served   During Past 5 Years     Trustee        by Trustee
==================================================================================================================
  ---------------     Independent  [month] 2004
                      Trustee      to present/
                                   Indefinite
------------------------------------------------------------------------------------------------------------------
  ---------------     Independent  [month] 2004
                      Trustee      to present/
                                   Indefinite
------------------------------------------------------------------------------------------------------------------
  ---------------     Independent  [month] 2004
                      Trustee      to present/
                                   Indefinite

         Non-Independent Trustees


                                                                          Number of
                                   Term of                                Portfolios in
                      Position(s)  Office and                             Fund Complex
Name, Address and     held with    Length of    Principal Occupation(s)   Overseen by    Other Directorships held
Age                   the Company  Time Served  During Past 5 Years       Trustee        by Trustee
======================================================================================================================
Mark Gregory Torline  Trustee and  [October]    CEO of Allegiance
300 Pacific Coast     Chief        2004 to      Investment Management,
Highway, Suite 305    Executive    present/     LLC, the Administrator
Huntington Beach,     Officer      Indefinite   (07/1993-present), and
CA  92648                                       Treasurer and Secretary
Born: 1956                                      of Allegiance Investment
                                                Management, LLC, the
                                                Administrator
                                                (07/1993-01/2004). (1)
(1) Mr. Torline also serves as CEO and a member of the Management Committee of A T Funds, LLC, the Adviser (June 2004-present).

         Officers

                                                                          Number of
                                   Term of                                Portfolios in
                      Position(s)  Office and                             Fund Complex
Name, Address and     held with    Length of    Principal Occupation(s)   Overseen by    Other Directorships held
Age                   the Company  Time Served  During Past 5 Years       Trustee        by Trustee
======================================================================================================================
Mark Gregory Torline  Trustee and  [October]    CEO of Allegiance
300 Pacific Coast     Chief        2004 to      Investment Management,
Highway, Suite 305    Executive    present/     LLC, the Administrator
Huntington Beach,     Officer      Indefinite   (07/1993-present), and
CA  92648                                       Treasurer and Secretary
Born: 1956                                      of Allegiance Investment
                                                Management, LLC, the
                                                Administrator
                                                (07/1993-01/2004). (1)
----------------------------------------------------------------------------------------------------------------------
Dennis Rhee           Chief        [October]    Managing Partner,
1330 Avenue of the    Operating    2004 to      Investment Executive
Americas, 39th Floor  Officer      present/     Committee member and
New York, NY 10019                 Indefinite   Co-Founder of Treesdale
Born: 1964                                      Partners, LLC, the
                                                Subadviser (08/2002-present).

                                                Senior Vice President and head
                                                of Mortgage Backed Securities at
                                                Pedestal (02/2000 to 08/2001).

                                                Head of product management at
                                                Deutsche Bank's fixed income
                                                electronic trading division and
                                                trader in the mortgage-backed
                                                securities (MBS) trading
                                                department (11/1997 to 02/2000).
----------------------------------------------------------------------------------------------------------------------
Yung Lim              Chief        [October]    Managing Partner,
1330 Avenue of the    Investment   2004 to      [Investment Executive
Americas, 39th Floor  Officer      present/     Committee member and]
New York, NY 10019                 Indefinite   Co-Founder of Treesdale
Born: 1961                                      Partners, LLC, the
                                                Subadviser (08/2002-present).

                                                Founder of Pedestal; served as
                                                CEO (03/1997) and then Chairman
                                                (08/1999-08/2001).
----------------------------------------------------------------------------------------------------------------------



                                                                          Number of
                                   Term of                                Portfolios in
                      Position(s)  Office and                             Fund Complex
Name, Address and     held with    Length of    Principal Occupation(s)   Overseen by    Other Directorships held
Age                   the Company  Time Served  During Past 5 Years       Trustee        by Trustee
======================================================================================================================
Alexander Popof       Chief        [October]    CFO of Allegiance
300 Pacific Coast     Financial    2004 to      Investment Management,
Highway, Suite 305    Officer      present/     LLC, the Administrator
Huntington Beach,                  Indefinite   (01/2004-present).
CA  92648
Born: 1955                                      COO and CFO of Hopkins
                                                Real Estate Group
                                                (07/2002-01/2004).

                                                CFO of Catellus
                                                Residential Group
                                                (03/1999-05/2002).
----------------------------------------------------------------------------------------------------------------------
Sharon Goldberg       [Chief       [October]
300 Pacific Coast     Compliance   2004 to
Highway, Suite 305    Officer and  present/
Huntington Beach,     Secretary]   Indefinite
CA  92648
Born: [year]

Beneficial Ownership

         The following table sets forth the dollar range of equity securities beneficially owned by each Trustee:

                                                    Aggregate Dollar Range of Equity Securities of All Registered
                        Dollar Range of Equity      Investment Companies Overseen by Trustee in Family of
Name of Trustee         Securities of the Fund (1)  Investment Companies
======================================================================================================================
Mark Gregory Torline    None
----------------------------------------------------------------------------------------------------------------------
[              ]        None
----------------------------------------------------------------------------------------------------------------------
[              ]        None
----------------------------------------------------------------------------------------------------------------------
[              ]        None
----------------------------------------------------------------------------------------------------------------------


         No Independent Trustee owns beneficially or of record any security of the Fund, the Adviser or the Subadviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Fund, the Adviser or the Subadviser.

         [If the Independent Trustees have certain interests, arrangements or prior relationships with the Company, the Adviser or their affiliates or officers, they must be disclosed.]

Compensation

         The officers and Trustees of the Company who are considered "interested persons" of the Company receive no compensation directly from the Company for performing the duties of their offices. However, those officers and Trustees who are officers or members of the Adviser, the Subadviser or the Administrator may receive remuneration indirectly because the Adviser will receive the Management Fee from the Company. The Independent Trustees receive an annual retainer and fees and expenses for each regular Board of Trustees meeting attended. The aggregate compensation that will be paid to each of the Independent Trustees during the Fund's first fiscal year ending March 31, 2005 are set forth below:


                      Estimated Compensation from     Pension or Retirement        Total Compensation from the Fund
                      the Company for the Fiscal      Benefits Accrued as Part of  and Fund Complex for the Fiscal
Name of Trustee       Year Ending March 31, 2005 (1)  Fund Expenses                Year Ending March 31, 2005 (1)
======================================================================================================================
                      $____ (2)                       N/A                          $____ (2)
----------------------------------------------------------------------------------------------------------------------
                      $____ (2)                       N/A                          $____ (2)
----------------------------------------------------------------------------------------------------------------------
                      $____ (2)                       N/A                          $____ (2)


(1) Since the Fund has not completed its first full year since its organization, the information furnished is for the current fiscal year of the Fund, estimating future payments that will be made pursuant to an existing agreement.

(2) Independent Trustees will receive an annual retainer of $_____ plus $_____ per Trustee meeting attended. The estimated compensation of $_____ is based on four Trustee meetings per year, but will vary according to the actual number of Trustee meetings held and attended.

                         APPROVAL OF ADVISORY CONTRACTS

         In determining whether to approve the Management Agreement and the Subadvisory Agreement (the "Advisory Agreements"), the Board of Trustees requests and evaluates information provided by the Adviser, in accordance with
Section 15(c) of the Investment Company Act. At its meeting in [November __, 2004], the Board of Trustees considered a number of factors in reviewing and recommending approval of the Advisory Agreements, including the nature and quality of the services to be provided to the Fund by the Adviser and the Subadviser, the fees and expenses borne by the Fund, and the prospective profitability of the relationship for the Adviser.

                                    BROKERAGE

         Each Portfolio Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

         The Subadviser expects that each Portfolio Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially as described below, although the Subadviser can give no assurance that a Portfolio Manager (including a Direct Allocation Portfolio Manager) will adhere to, and comply with, the described practices. The Subadviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of a Portfolio Fund, a Portfolio Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. Subject to appropriate disclosure, however, Portfolio Managers of Portfolio Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Portfolio Manager rather than its Portfolio Fund. The Subadviser generally considers the broker selection process employed by a Portfolio Manager in determining whether to invest in its Portfolio Fund. Each Portfolio Manager generally will seek reasonably competitive commission rates, but will not necessarily pay the lowest commission available on each transaction.

         Consistent with seeking best price and execution, a Portfolio Manager may place brokerage orders with brokers (including affiliates of the Adviser and/or the Subadviser) that may provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by the Portfolio Manager in connection with a Portfolio Fund in which the Fund invests. Conversely, the information provided to the Portfolio Manager by brokers and dealers through which other clients of the Portfolio Manager and its affiliates effect securities transactions may be useful to the Portfolio Manager in providing services to a Portfolio Fund. In accordance with provisions of the 1940 Act, an affiliate of the Adviser and/or the Subadviser may effect brokerage transactions for a Portfolio Fund.

                                 NET ASSET VALUE

         The value of the Fund's net assets will be determined as of the close of the Fund's business on the last business day of each calendar month in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board of Trustees. The Trustees do not (and cannot) verify the valuation of the Fund's investments in Portfolio Funds and must rely on valuation information provided by the Portfolio Managers, the Adviser and the Subadviser without any investigation or independent verification.

         The Fund will value interests in Portfolio Funds (other than special purpose investment vehicles managed by the Direct Allocation Portfolio Managers) at fair value, which ordinarily will be the value determined by their

Portfolio Managers in accordance with the policies established by the Portfolio Fund. Delays in obtaining from a Portfolio Manager the information upon which to base the valuation of a Portfolio Fund may make it difficult for the Fund to value its interest in that Portfolio Fund. If Direct Allocation Portfolio Managers are engaged to manage a portion of the Fund's assets, or if the Fund holds any securities other than interests in Portfolio Funds, the Fund will value the portfolio securities managed by the Direct Allocation Portfolio Managers or held by the Fund as follows:

         o Generally, the Fund's investments will be valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Subadviser pursuant to procedures approved by or under the direction of the Board of Trustees.

         o Securities traded in the over-the-counter market will be valued at the mean between the last available bid and asked price prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

         o Short-term debt obligations with remaining maturities in excess of 60 days will be valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity will be, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

         o Corporate debt securities, U.S. government securities, mortgage-related securities and asset-backed fixed-income securities held by the Fund will be valued on the basis of valuations provided by dealers in those instruments, by an independent pricing service, or at fair value as determined in good faith by procedures approved by the Board of Trustees. Any such pricing service, in determining value, will use information with respect to transactions in the securities being valued, quotations from dealers, market transactions in comparable securities, analyses and evaluations of various relationships between securities and yield-to-maturity information.

         o An option that is written by the Fund will generally be valued at the last sale price or, in the absence of the last sale price, the last offer price. An option that is purchased by the Fund will generally be valued at the last sale price or, in the absence of the last sale price, the mean between the last bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.

         o If any securities held by the Fund are restricted as to resale or do not have readily available market quotations, the Subadviser determines their fair value, following procedures approved by the Board of Trustees. The Board of Trustees periodically review such valuations and valuation procedures. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance will be likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         o Any assets or liabilities initially expressed in terms of foreign currencies will be translated into U.S. dollars at the official exchange rate or, alternatively, at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If neither of these alternatives is available or both are deemed not to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board of Trustees in good faith will establish a conversion rate for such currency.

         All other assets of the Fund will be valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value. Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund's net assets if the Board of Trustees', Adviser's, or Subadviser's judgments regarding appropriate valuations should prove incorrect.

                          ACCOUNTANTS AND LEGAL COUNSEL

         The Board of Trustees has selected [____________________] as the independent public accountants of the Fund, which is located at [_________________________________]. Paul, Hastings, Janofsky & Walker LLP
serves as legal counsel to the Fund, the Adviser and the Administrator, and is located at 55 Second Street, 24th Floor, San Francisco, California.

                             [FINANCIAL STATEMENTS]

         [The following comprise the financial statements of the Fund:

     o   Independent Auditors' Report

     o   Statement of Assets and Liabilities

     o   Statement of Operations

     o   Notes to the Financial Statements]

                  [To be included in a pre-effective amendment]

PART C:  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(1)      Financial Statements

         Part A: Financial Highlights       Not Applicable.

         Part B: Report of Independent Auditors, Statement of Assets and Liabilities, Notices to Financial Statements.*

(2)      Exhibits

         (a) Certificate of Trust

         (b) Form of Declaration of Trust

         (c) Not Applicable

         (d) Not Applicable

         (e) Not Applicable

         (f) Not Applicable

         (g)(1) Management Agreement*

         (g)(2) Subadvisory Agreement*

         (h) Not Applicable

         (i) Not Applicable

         (j) Custodian Agreement*

         (k)(1) Administration Agreement*

         (k)(2) Subadministration Agreement*

         (l) Not Applicable

         (m) Not Applicable

         (n) Consent of Auditors.*

         (o) Not Applicable

         (p) Not Applicable

         (q) Not Applicable

         (r)(1) Code of Ethics of the Company*

         (r)(2) Code of Ethics of the Adviser*

         (r)(3) Code of Ethics of the Subadviser*


* To be filed by pre-effective amendment.

ITEM 25.  MARKETING ARRANGEMENTS

         Not Applicable.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

All figures are estimates:

         Registration Fees and Expenses                             $
         (including Blue Sky filings and
         fees of counsel)
         ----------------------------------------------------------------
         Transfer Agent fees                                        $
         ----------------------------------------------------------------
         Accounting fees and expenses                               $
         ----------------------------------------------------------------
         Legal fees and expenses                                    $
         ----------------------------------------------------------------
         Printing and engraving                                     $
         ----------------------------------------------------------------
         Offering Expenses                                          $
         ----------------------------------------------------------------
         Taxes                                                      $
         ----------------------------------------------------------------
         Miscellaneous                                              $
         ================================================================
         TOTAL                                                      $

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

         After completion of the offering of Shares, the Company expects that no person will be directly or indirectly under common control with the Fund, except that the Fund may be deemed to be controlled by A T Funds, LLC (the "Adviser"), the investment adviser to the Fund, Treesdale Partners, LLC (the "Subadviser"), the investment subadviser to the Fund, or Allegiance Investment Management, LLC (the "Administrator"), the administrator to the Fund.

         The Adviser was formed under the laws of the State of Delaware on June 28, 2004, the Subadviser was formed under the laws of the State of Delaware on August 2, 2002, and the Administrator was formed under the laws of the State of Delaware on November 29, 2001.

         Information regarding the Adviser is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-63399). [Information regarding the Subadviser is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801--[number]).] Information regarding the Administrator is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-61172).

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

         Title of Class          Number of Record Holders
         --------------------------------------------------------------
         Common                  Stock The Fund anticipates that as the
                                 result of the initial offering of
                                 Shares there will be more than 100
                                 record holders of such Shares

ITEM 29.  INDEMNIFICATION

         Reference is made to Section 3.7 of the Form of Trust Agreement included in the Prospectus as Appendix A. The Company undertakes that it will apply the indemnification provision of the Trust Agreement in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the Securities and

Exchange Commission, so long as the interpretation of Sections 17(h) and 17(i) of the 1940 Act contained in that release remains in effect.

         The Company, in conjunction with the Adviser and the Company's Board of Trustees, maintains insurance on behalf of any person who is or was an Independent Trustee, officer, employee or agent of the Company, against certain liabilities incurred or arising out of such position. In no event, however, will the Company pay that portion of the premium, if any, for insurance to indemnify any such person or any act for which the Company itself is not permitted to indemnify.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF ADVISER AND SUBADVISER

         A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, the Subadviser and each director, executive officer or partner of the Adviser or Subadviser, is or has been, at any time during the past two calendar years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in the Fund's Statement of Additional Information under the heading "TRUSTEES AND OFFICERS".

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

         The Administrator maintains certain required accounting related and financial books and records of the Company at 300 Pacific Coast Highway, Suite 305, Huntington Beach, California, 92648, and the Subadministrator and custodian maintain certain other required accounting related and financial books and records of the Company at [_______________________________________] and
[_______________________________________], respectively. All other required books and records are maintained by the Adviser, also at 300 Pacific Coast Highway, Suite 305, Huntington Beach, California, 92648.

ITEM 32.  MANAGEMENT SERVICES

         Not applicable.

ITEM 33.  UNDERTAKINGS

         The Company hereby undertakes to:

         (1) Suspend the offering of Shares until the Prospectus is amended if
(i) subsequent to the effective date of its registration statement, the net asset value of the Fund declines more than ten percent from its net asset value as of the effective date of the registration statement, or (ii) the net asset value of the Fund increases to an amount greater than its net proceeds as stated in the Prospectus;

         (2) File a post-effective amendment with certified financial statements showing the initial capital received by the Fund before accepting subscriptions from more than 25 persons; and

         (3) Send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, the Fund's Statement of Additional Information.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and/or Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Huntington Beach, and State of California, on the 19th day of October, 2004.

A T FUNDS INVESTMENT TRUST


By:      /s/ Mark Torline
     ------------------------------
     Name: Mark Torline
     Title: Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                      Title                         Date

/s/ Mark Torline               Initial Trustee               October 19, 2004
-------------------------

                                                                     Exhibit (a)


                                    Delaware
                              -------------------  PAGE 1
                                The First State



        I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE,

DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF

STATUTORY TRUST REGISTRATION OF "AT FUNDS INVESTMENT TRUST", FILED IN THIS

OFFICE ON THE EIGHTH DAY OF OCTOBER, A.D. 2004, AT 11:30 O'CLOCK A.M.















                                    /s/ Harriet Smith Windsor
                                    ----------------------------------------
                         [SEAL]     Harriet Smith Windsor, Secretary of State

        3865732  8100                  AUTHENTICATION:  3402481

        040729607                                DATE:  10-08-04

                               STATE of DELAWARE
                              CERTIFICATE of TRUST


        This Certificate of Trust is filed in accordance with the provisions of the Delaware Statutory Trust Act (Title 12 of the Delaware Code, Section 3801 et. seq.) and sets forth the following:

First:          The name of the trust is A T Funds Investment Trust.

Second: The name and address of the trust's Registered Agent is The Company Corporation, located at 2711 Centerville Road, Suite 400 in the City of Wilmington, County oof New Castle, Delaware 19808.

Third: The trust will become a registered investment company under the Investment Company Act of 1940, as amended.

        IN WITNESS WHEREOF, the undersigned has executed this Certificate of Trust of A T Funds Investment Trust this 7th day of October, 2004.



                                         BY:/s/ Mark G. Torline
                                            -------------------------------
                                             Mark G. Torline, Trustee












     State of Delaware
     Secretary of State
  Division of Corporations
Delivered 11:30 AM 10/08/2004
  FILED 11:30 AM 10/08/2004
SRV 040729607 - 3865732 FILE

                                                                     Exhibit (b)



                       AGREEMENT AND DECLARATION OF TRUST
                                       of
                           A T FUNDS INVESTMENT TRUST,
                           a Delaware Statutory Trust

         THIS AGREEMENT AND DECLARATION OF TRUST is made as of this 7th day of October, 2004 by the Trustees named hereunder for the purpose of forming A T Funds Investment Trust as a Delaware statutory trust in accordance with the provisions hereinafter set forth.

         NOW, THEREFORE, the Trustees hereby direct that a Certificate of Trust be filed with the Secretary of State of the State of Delaware and do hereby declare that the Trustees will hold in trust all cash, securities and other assets that the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions for the pro rata benefit of the holders of Shares in this Trust.

         1. NAME AND DEFINITIONS

               1.1 NAME. This Trust shall be known as A T Funds Investment Trust, and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

               1.2 DEFINITIONS. Whenever used herein, unless otherwise required by the context or specifically provided:

                      (a) "Adviser" means a party furnishing services to the Trust pursuant to any contract described in Section 4.9(a);

                      (b) "Bylaws" shall mean the Bylaws of the Trust as amended from time to time and incorporated herein by reference;

                      (c) "Commission" shall have the meaning given it in the Investment Company Act;

                      (d) "Declaration of Trust" shall mean this Agreement and Declaration of Trust, as amended or restated from time to time;

                      (e) "Exchange" has the meaning set forth in Section 6.2;

                      (f) "General Assets" has the meaning set forth in Section 3.7(a);

                      (g) "Interested Person" has the meaning given it in the Investment Company Act;

                      (h) "Investment Company Act" refers to the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, as amended from time to time;

                      (i) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures, estates and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign;

                      (j) "Series" refers to each Series of Shares established and designated under or in accordance with the provisions of Section 3;

                      (k) "Shareholder" means a record owner of outstanding Shares;

                      (l) "Shares" means the shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of Shares as well as whole Shares;

                      (m) "Statutory Trust Act" has the meaning set forth in
Section 8.8;

                      (n) "Trust" refers to the Delaware statutory trust established by this Agreement and Declaration of Trust, as amended from time to time;

                      (o) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust, including without limitation, the rights referenced in Section 8.11;

                      (p) "Trustees" refers to the person who has signed this Agreement and Declaration of Trust, so long as he continues in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed to serve on the Board of Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder;

                      (q) "Principal Underwriter" shall have the meaning given it in the Investment Company Act.

         2. PURPOSE OF TRUST

         The purpose of the Trust is to conduct, operate and carry on the business of a management investment company registered under the Investment Company Act through one or more Series investing primarily in securities.

         3. SHARES

               3.1 DIVISION OF BENEFICIAL INTEREST. The beneficial interest in the Trust shall at all times be divided into an unlimited number of Shares, with a par value of $0.01 per Share. The Trustees may authorize the division of Shares into separate Series and the division of Series into separate classes of Shares. The different Series shall be established and designated, and the variations in the relative rights and preferences as between the different Series shall be fixed and determined, by the Trustees. If only one or no Series (or classes) shall be established, the Shares shall have the rights and preferences provided for herein and in Section 3.7 to the extent relevant and not otherwise provided for herein, and all references to Series (and classes) shall be construed (as the context may require) to refer to the Trust.

               3.2 OWNERSHIP OF SHARES. The ownership of Shares shall be recorded on the books of the Trust or a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series (or class of each Series). No certificates certifying the ownership of Shares shall be issued except as the Board of Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the transfer of Shares of each Series (or class of each Series) and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series (or class of each Series) and as to the number of Shares of each Series (or class) held from time to time by each.

               3.3 INVESTMENTS IN THE TRUST. Investments may be accepted by the Trust from such Persons, at such times, on such terms, and for such consideration as the Trustees from time to time may authorize.

               3.4 STATUS OF SHARES AND LIMITATION OF PERSONAL LIABILITY. Shares shall be deemed to be personal property giving only the rights provided in this Declaration of Trust. Every Shareholder, by virtue of having become a Shareholder, shall be held to have expressly agreed to the terms hereof and to have become a party hereto. The death of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any deceased Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such deceased Shareholder under this Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a partition or division of the Trust Property or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay. Shareholders will be liable for the debts and obligations of a Series only to the extent of any payments to the Series for the subscription of Shares (plus any accretions in value thereof prior to repurchase). Shareholders, in the sole discretion of the Board of Trustees, may be obligated (i) to satisfy withholding tax obligations with respect to such Shareholders, or (ii) to return to the Series amounts distributed to Shareholder in accordance with the this Declaration of Trust in certain circumstances where after giving effect to the distribution, certain liabilities of the Series exceed the fair market value of the assets of the Series.

               3.5 AMENDMENT OF SHARE PROVISIONS. Notwithstanding any other provision of this Declaration of Trust and without limiting the power of the Board of Trustees to amend this Declaration of Trust as provided elsewhere herein, the Board of Trustees shall have the power to amend this Declaration of Trust, at any time and from time to time, in such manner as the Board of Trustees may determine in their sole discretion, without the need for Shareholder action, so as to add to, delete, replace or otherwise modify any provisions relating to the Shares contained in this Declaration of Trust, provided that before adopting any such amendment without Shareholder approval, the Board of Trustees shall determine that it is consistent with the fair and equitable treatment of all Shareholders or that Shareholder approval is not otherwise required by the Investment Company Act or other applicable law. If Shares have been issued, Shareholder approval shall be required to adopt any amendments to this Declaration of Trust that would adversely affect to a material degree the rights and preferences of the Shares of any Series (or class of any Series) or to increase or decrease the par value of the Shares of any Series (or class of any Series). Subject to the foregoing, the Board of Trustees may amend the Declaration of Trust to amend any of the provisions set forth in
Section 3.7.

               3.6 ESTABLISHMENT AND DESIGNATION OF SERIES. The establishment and designation of any Series (or class) of Shares shall be effective upon the resolution by a majority of the then Trustees, adopting a resolution that sets forth such establishment and designation and the relative rights and preferences of such Series (or class). Each such resolution shall be incorporated herein by reference upon adoption.

               3.7 RIGHTS AND PREFERENCES OF SHARES. Shares of each Series (or class) established pursuant to Section 3.6, unless otherwise provided in the resolution establishing such Series, shall have the following relative rights and preferences:

                      (a) Assets Held with Respect to a Particular Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof from whatever source derived, including without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably be held with respect to that Series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets held with respect to" that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as assets held with respect to any particular Series (collectively "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Asset so allocated to a particular Series shall be held with respect to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.

                      (b) Liabilities Held With Respect to a Particular Series. The assets of the Trust held with respect to each particular Series shall be charged against the liabilities of the Trust held with respect to that Series and all expenses, costs, charges and reserves attributable to that, Series, and any general liabilities of the Trust which are not readily identifiable as being held with respect to any particular Series shall be allocated and charged by the Trustees to and among any one or more of the Series in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. The liabilities, expenses, costs, charges and reserves so charged to a Series are herein referred to as "liabilities held with respect to" that Series. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all Series for all purposes. All Persons who have extended credit which has been allocated to a particular Series, or who have a claim or contract which has been allocated to any particular Series, shall look, and may be required by contract to look exclusively, to the assets of that particular Series for payment of such credit, claim, or contract. In the absence of an express contractual agreement so limiting the claims of such creditors, claimants and contract providers, each creditor, claimant and contract provider will be deemed nevertheless to have implicitly agreed to such limitation unless an express provision to the contrary has been incorporated in the written contract or other document establishing the claimant relationship.

                      (c) Dividends, Distributions and Repurchases. The holders of the Shares of any Series shall be entitled to receive dividends when, if and as declared with respect thereto in the manner provided in Section 6.1. No Share shall have any priority or preference over any other Share of the same Series with respect to dividends or distributions upon termination of the Trust or of such Series made pursuant to Section 8.4. All dividends and distributions shall be made ratably among all Shareholders of a particular class of a particular Series and, if no classes, of a particular Series from the assets held with respect to such Series according to the number of Shares of such class of such Series or of such Series held of record by such Shareholder on the record date for any dividend or distribution or on the date of termination, as the case may be. Notwithstanding any other provisions of this Declaration of Trust, including without limitation, Section 6, no dividend or distribution, including without limitation, any distribution paid upon termination of the Trust or of any Series (or class) with respect to, nor any repurchase of, the Shares of any Series (or class) shall be effected by the Trust other than from the assets held with respect to such Series, nor shall any Shareholder of any particular Series otherwise have any right or claim against the assets held with respect to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Trustees shall have full discretion, to the extent not inconsistent with the Investment Company Act, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Shareholders.

                      (d) Voting. All Shares of the Trust entitled to vote on a matter shall vote separately by Series (and, if applicable, by class); namely, the Shareholders of each Series (or class) shall have the right to approve or disapprove matters affecting the Trust and each respective Series (or class) as if the Series (or classes) were separate companies; provided, however, that there are two exceptions to voting by separate Series (or classes). First, if the Investment Company Act requires all Shares of the Trust to be voted in the aggregate without differentiation between the separate Series (or classes), then all the Trust's Shares shall be entitled to vote on the basis of one vote for each dollar of net asset value per share. Second, if any matter affects only the interests of some but not all Series (or classes), then only the Shareholders of such affected Series (or classes) shall be entitled to vote on the matter.

                      (e) Equality. All the Shares of each particular Series shall represent an equal proportionate interest in the assets held with respect to that Series (subject to the liabilities held with respect to that Series and such rights and preferences as may have been established and designated with respect to classes of Shares within such Series), and each Share of any particular Series shall be equal to each other Share of that Series.

                      (f) Fractions. Any fractional Share of a Series shall carry proportionately all the rights and obligations of a whole share of that Series, including rights with respect to voting, receipt of dividends and distributions, repurchase of Shares and termination of the Trust.

                      (g) Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series shall have the right to exchange said Shares for Shares of one or more other Series of Shares in accordance with such requirements and procedures as may be established by the Trustees.

                      (h) Combination and Division of Shares and Series. The Trustees may from time to time divide or combine the Shares of any particular Series into a greater or lesser number of Shares of that Series without thereby materially changing the proportionate beneficial interest of the Shares of that Series in the assets held with respect to that Series or materially affecting the rights of Shares of any other Series. The Trustees shall have the authority, without the approval of the Shareholders of any Series unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more Series into assets and liabilities held with respect to a single Series.

                      (i) Elimination of Series. At any time that there are no Shares outstanding of any particular Series (or class) previously established and designated or such other time and such manner not prohibited by the Investment Company Act or other applicable law, the Trustees may by resolution of a majority of the then Trustees abolish that Series (or class) and rescind the establishment and designation thereof.

                      (j) No Preemptive Rights. Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust or any Series.

         4. THE BOARD OF TRUSTEES

               4.1 NUMBER, ELECTION AND TENURE. The number of Trustees constituting the Board of Trustees shall be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board of Trustees; provided, however, that the number of Trustees shall in no event be fewer than one (1) nor more than fifteen (15). The Board of Trustees, by action of a majority of the then Trustees at a duly constituted meeting, may fill vacancies in the Board of Trustees or remove Trustees with or without cause. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may fix the number of Trustees and elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. Any Trustee may be removed at any meeting of Shareholders by a vote of two-thirds (2/3) of the outstanding Shares of the Trust. A meeting of Shareholders for the purpose of electing or removing one or more Trustees may be called (i) by the Trustees upon their own vote, or (ii) upon the demand of Shareholders owning twenty percent (20%) or more of the Shares of the Trust in the aggregate. Removal of one or more Trustees shall require a vote of more than two-thirds (2/3) of the outstanding Shares.

               4.2 EFFECT OF DEATH, RESIGNATION, ETC. OF A TRUSTEE. The death, declination, resignation, retirement, removal or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever a vacancy in the Board of Trustees shall occur, until such vacancy is filled as provided in Section 4.1, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. As conclusive evidence of such vacancy, a written instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by a majority of the Board of Trustees. In the event of the death, declination, resignation, retirement, removal or incapacity of all the then Trustees within a short period of time and without the opportunity for at least one Trustee being able to appoint additional Trustees to fill vacancies, the Trust's Adviser(s) are empowered to appoint new Trustees subject to the provisions of Section 16(a) of the Investment Company Act.

               4.3 TRUSTEE POWERS. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Board of Trustees, and such Board of Trustees shall have all powers necessary or convenient to carry out that responsibility, including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may:

                      (a) Adopt Bylaws not inconsistent with this Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such Bylaws do not reserve that right to the Shareholders;

                      (b) Fill vacancies in or remove from their number, and may elect and remove such officers and appoint and terminate such agents as they consider appropriate;

                      (c) Appoint from their own number and establish and terminate one or more committees consisting of two or more Trustees, which may exercise the powers and authority of the Board of Trustees to the extent that the Trustees determine;

                      (d) Employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank;

                      (e) Retain a transfer agent or a shareholder servicing agent, or both;

                      (f) Provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise;

                      (g) Repurchase and transfer Shares pursuant to applicable law;

                      (h) Set record dates for the determination of Shareholders with respect to various matters;

                      (i) Declare and pay dividends and distributions to Shareholders of each Series from the assets of such Series; and

                      (j) In general, delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian, transfer or shareholder servicing agent, or Principal Underwriter.

         Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Unless otherwise specified or required by law, any action by the Board of Trustees shall be deemed effective if approved or taken by a majority of the Trustees then in office.

               4.4 TRUSTEE MEETINGS. With the exception of meetings at which an investment management agreement, portfolio advisory agreement or underwriting agreement is approved by the Board, any meeting, regular or special, may be held by conference telephone or similar communication equipment, or on the Internet or other method of electronic transmission, so long as all Trustees participating in the meeting can hear one another and all such Trustees shall be deemed to be present in person at the meeting. To the extent permitted by applicable law, if a Trustee grants consent through electronic means accompanied by an electronic signature, such consent shall be deemed to be in writing.

               4.5 TRUST POWERS. Without limiting the powers of the Trustees, the Trust shall have power and authority:

                      (a) To invest and reinvest cash, to hold cash uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of fixed income or other securities, and securities of every nature and kind, including without limitation, all types of bonds, debentures, stocks, negotiable or nonnegotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency or instrumentality thereof, any foreign government or any political subdivision of the United States Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities, to change the investments of the assets of the Trust; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments;

                      (b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease or write options with respect to or otherwise deal in any property rights relating to any or all of the assets of the Trust or any Series;

                      (c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such person or persons as the Trustees shall deem proper, granting to such person or persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

                      (d) To exercise powers and right of subscription or otherwise which in any manner arise out of ownership of securities;

                      (e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

                      (f) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

                      (g) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

                      (h) To compromise, arbitrate or otherwise adjust claims in favor of or against the Trust or any matter in controversy, including without limitation, claims for taxes;

                      (i) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

                      (j) To borrow funds or other property in the name of the Trust exclusively for Trust purposes;

                      (k) To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof;

                      (l) To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, Advisers, Principal Underwriters or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding Shares, holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such Person as Trustee, officer, employee, agent, Adviser, Principal Underwriter or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability; and

                      (m) To adopt, establish and carry out pension, profit-sharing, share bonus, share purchase, savings, thrift and other retirement, incentive and benefit plans, trusts and provisions, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust.

         The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

               4.6 PAYMENT OF EXPENSES BY THE TRUST. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including without limitation, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, Adviser, Principal Underwriter, auditors, counsel, custodian, transfer agent, Shareholder servicing agent and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur.

               4.7 PAYMENT OF EXPENSES BY SHAREHOLDERS. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series, to pay directly, in advance or arrears, for charges of the Trust's custodian or transfer, Shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

               4.8 OWNERSHIP OF ASSETS OF THE TRUST. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. Upon the resignation, removal or death of a Trustee, he or she shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

               4.9 SERVICE CONTRACTS.

                      (a) Advisory, Management and Administrative Contracts. Subject to such requirements and restrictions as may be set forth in the Bylaws, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust or for any Series with any Person, and any such contract may contain such other terms as the Trustees may determine, including without limitation, authority for the Adviser or administrator to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments, or such other activities as may specifically be delegated to such party.

                      (b) Distributor and Underwriter Contracts. The Trustees may also, at any time and from time to time, contract with any Person, appointing it exclusive or nonexclusive distributor or Principal Underwriter for the Shares of one or more of the Series (or classes) or other securities to be issued by the Trust. Every such contract shall comply with such requirements and restrictions as may be set forth in the Bylaws, and any such contract may contain such other terms as the Trustees may determine.

                      (c) Custodian and Transfer and Servicing Agent Contracts. The Trustees are also empowered, at any time and from time to time, to contract with any Person, appointing it the custodian, transfer agent and/or shareholder servicing agent for the Trust or one or more of its Series. Every such contract shall comply with such requirements and restrictions as may be set forth in the Bylaws or stipulated by resolution of the Trustees.

                      (d) Other Service Contracts. The Trustees are further empowered, at any time and from time to time, to contract with any entity to provide such other services to the Trust or one or more of the Series, as the Trustees determine to be in the best interests of the Trust and the applicable Series.

         The fact that: (i) any of the Shareholders, Trustees, or officers of the Trust is a shareholder, director, officer, partner, trustee, employee, adviser, investment adviser, manager, principal underwriter, distributor, affiliate or agent of or for any Person, or for any parent or affiliate of a Person, with which an advisory, management or administration contract, or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other type of service contract may have been or may hereafter be made, or (ii) any such Person, or any parent or affiliate of such Person, (A) is a Shareholder or has an interest in the Trust, or (B) also has an advisory, management or administration contract, or principal underwriter's or distributor's contract, or transfer, shareholder servicing or other service contract with one or more other Persons, or has other business or interests, shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided approval of each such contract is made pursuant to the requirements of the Investment Company Act.

         5. SHAREHOLDERS' VOTING POWERS AND MEETINGS.

               5.1 VOTING POWERS. Subject to the provisions of Section 3.7(d), the Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Section 4.1, and (ii) with respect to such additional matters relating to the Trust as may be required by this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. As appropriate, voting may be by Series (or class). Each dollar of net asset value of a Share shall be entitled to one vote as to any matter on which it is entitled to vote and each factional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Unless the Trustees declare otherwise, proxies may be given by any electronic or telecommunications device, including telefax, telephone or through the Internet. A proxy shall be deemed signed if the Shareholder's name or personal identifying number (as determined by the Trustees) is placed on the vote (whether by manual signature or any electronic or telecommunications device) by the Shareholder or the Shareholder's attorney-in-fact. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

               5.2 VOTING POWER AND MEETINGS. Meetings of the Shareholders may be called by the Trustees for the purpose of electing Trustees as provided in
Section 4.1 and for such other purposes as may be prescribed by law, by this Declaration of Trust or by the Bylaws. Meetings of the Shareholders may also be called by the Trustees from time to time for the purpose of taking action upon any other matter deemed by the Trustees to be necessary or desirable. A meeting of Shareholders may be held at any place designated by the Trustees. Written notice of any meeting of Shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven (7) days before such meeting, postage prepaid, stating the time and place of the meeting, to each Shareholder at the Shareholder's address as it appears on the records of the Trust. To the extent permitted by applicable law, notice of a meeting by electronic means such as by electronic mail, shall be deemed to be in writing. Whenever notice of a meeting is required to be given to a Shareholder under this Declaration of Trust or the Bylaws, a written waiver thereof, executed before or after the meeting by such Shareholder or his or her attorney thereunto authorized and filed with the records of the meeting, shall be deemed equivalent to such notice.

               5.3 QUORUM AND REQUIRED VOTE. Except when a larger quorum is required by applicable law, by the Bylaws or by this Declaration of Trust, a majority of the dollar-weighted voting power of Shares entitled to vote shall constitute a quorum at a Shareholders' meeting. When any one or more Series (or classes) is to vote as a single class separate from any other Shares, a majority of the Shares of each such Series (or classes) entitled to vote shall constitute a quorum at a Shareholder's meeting of that Series. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Subject to the provisions of Section 4.7(d), when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality shall elect a Trustee, except when a larger vote is required by any provision of this Declaration of Trust or the Bylaws or by applicable law.

               5.4 ACTION BY WRITTEN CONSENT. Any action taken by shareholders may be taken without a meeting if Shareholders holding a majority of the Shares entitled to vote on the matter (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust or by the Bylaws or by applicable law) and holding a majority (or such larger proportion as aforesaid) of the Shares of any Series (or class) entitled to vote separately on the matter consent to the action in writing and such written consents are filed with the records of the meetings of Shareholders. Such consent shall be treated for all purposes as a vote taken at a meeting of Shareholders. Unless the Trustees declare otherwise, written consent may be given by any electronic or telecommunications devise, including telefax, telephone or through the Internet. Such consent shall be deemed signed if the voter's name or personal identifying number (as determined by the Trustees) is placed on the vote (whether by manual signature or any electronic or telecommunications device) by the shareholder or the shareholder's attorney-in-fact.

               5.5 RECORD DATES. For the purpose of determining the Shareholders of any Series (or class) who are entitled to vote or act at any meeting or any adjournment thereof, the Trustees may from time to time fix a time, which shall be not more than ninety (90) days before the date of any meeting of Shareholders, as the record date for determining the Shareholders of such Series (or class) having the right to notice of and to vote at such meeting and any adjournment thereof, and in such case only Shareholders of record on such record date shall have such right, notwithstanding any transfer of shares on the books of the Trust after the record date. For the purpose of determining the Shareholders of any Series (or class) who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series (or class) having the right to receive such dividend or distribution. Without fixing a record date the Trustees may for voting and/or distribution purposes close the register or transfer books for one or more Series for all or any part of the period between a record date and a meeting of Shareholders or the payment of a distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series (or classes).

               5.6 ADDITIONAL PROVISIONS. The Bylaws may include further provisions for Shareholders' votes and meetings and related matters.

         6. NET ASSET VALUE, DISTRIBUTIONS AND repurchases

               6.1 DETERMINATION OF NET ASSET VALUE, NET INCOME AND DISTRIBUTIONS. Subject to Section 3.7, the Trustees, in their absolute discretion, may prescribe and shall set forth in the Bylaws or in a duly adopted vote of the Trustees such bases and time for determining the per Share net asset value of the Shares of any Series or net income attributable to the Shares of any Series, or the declaration and payment of dividends and distributions on the Shares of any Series, as they may deem necessary or desirable.

               6.2 REPURCHASES. The Trust shall purchase such Shares as are tendered by any Shareholder, together with a proper instrument of transfer, in accordance with such procedures for repurchase as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof or such other amount specified by the Trustees, in accordance with the procedures adopted by the Trustees and applicable law. In the event that the New York Stock Exchange (the "Exchange") is closed for other than weekends or holidays, or if permitted by the rules of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or to determine fairly the value of the net assets held with respect to such Series or during any other period permitted by order of the Commission for the protection of investors, such obligations may be suspended or postponed by the Trustees. The repurchase price may in any case be paid wholly or partly in-kind or subject to other terms specified by the Trustees if the Trustees determine that such payment is advisable in the interest of the remaining Shareholders of the Series for which the Shares are being repurchased. Subject to the foregoing, the fair value, selection and quantity of securities or other property so paid or delivered as all or part of the repurchase price may be determined by or under authority of the Trustees. In no case shall the Trust be liable for any delay of any Person in transferring securities selected for delivery as all or part of any payment in-kind.

               6.3 REPURCHASES AT THE OPTION OF THE TRUST. Subject to applicable law, the Trust also shall have the right, at its option and at any time, to repurchase Shares of any Shareholder at the net asset value thereof as described in Section 6.1:

                      (a) If at such time such Shareholder owns Shares of any Series having an aggregate net asset value of less than an amount determined from time to time by the Trustees prior to the acquisition of said Shares;

                      (b) To the extent that such Shareholder owns Shares of a particular Series equal to or in excess of a percentage, determined from time to time by the Trustees, of the outstanding Shares of that Series;

                      (c) To the extent that such Shareholder owns Shares equal to or in excess of a percentage, determined from time to time by the Trustees, of the outstanding Shares of the Trust or of any Series;

                      (d) In connection with the elimination of a Series under
Section 3.7(i) or Section 8.2;

                      (e) If such Shares, or a portion thereof, have been transferred or have vested in any Person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of such Shareholder;

                      (f) If ownership of Shares by such Shareholder or other Person is likely to cause the Trust or any Series to be in violation of, or require registration of any Shares under, or subject the Trust or any Series to additional registration or regulation order, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may subject the Trust or any Series or any of the Shareholders to an undue risk of adverse tax or other fiscal or regulatory consequences;

                      (g) If continued ownership of such Shares may be harmful or injurious to the business or reputation of the Trust or any Series or the Adviser, or may subject the Trust or any Series or any of the Shareholders to an undue risk of adverse tax or other fiscal consequences; or

                      (h) If any of the representations and warranties made by such Shareholder in connection with the acquisition of the Shares was not true when made or has ceased to be true.

         7. COMPENSATION AND LIMITATION OF LIABILITY OF TRUSTEES

               7.1 COMPENSATION OF TRUSTEES. The Trustees as such may receive reasonable compensation from the Trust, but only if and to the extent determined by the Board of Trustees. Nothing herein shall in any way prevent the employment of any Trustee for advisory, management, legal, accounting, investment banking or other services and payment for the same by the Trust.

               7.2 INDEMNIFICATION AND LIMITATION OF LIABILITY. No Trustee or officer of the Trust shall be liable to the Trust or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of the Trustee's or officer's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office. To the fullest extent permitted by law, the Trust shall indemnify, out of its assets, and hold harmless each Trustee and officer of the Trust against any liability and expense to which the Trustee or officer may be liable that arise in connection with the performance of the Trustee's or officer's activities on behalf of the Trust; provided, however, that nothing herein shall be construed to provide for indemnification, exculpation or protection of a Trustee or officer for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent that such liability is a result of the willful misfeasance, bad faith, gross negligence or reckless disregard of duties of such Trustee or officer or such indemnification, exculpation or protection would be in violation of applicable law.

               7.3 FURTHER LIMITS ON LIABILITY. Trustees and officers of the Trust shall not be personally liable to any Shareholder for the repayment of any payments made by the Shareholder to the Trust or any Series for the subscription of Shares or by reason of any change in the federal or state income tax laws applicable to the Trust or any Series or its investors. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

               7.4 TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

               7.5 INSURANCE. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he or she becomes involved by virtue of his or her capacity or former capacity with the Trust.

         8. MISCELLANEOUS

               8.1 LIABILITY OF THIRD PERSONS DEALING WITH TRUSTEES. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

               8.2 POWER OF ATTORNEY. Each Shareholder hereby appoints the Board of Trustees as his, her or its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Trust as a statutory trust under Delaware law or signing all instruments effecting authorized changes in the Trust or this Declaration of Trust and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Trust or any Series. This power of attorney, which will be contained in an investors' subscription agreement, is a special power-of-attorney and is coupled with an interest in favor of the Board of Trustees and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Shareholder granting the power of attorney. In addition, the power of attorney will survive the delivery of a transfer by a Shareholder of all or any portion of the Shareholder's Shares, except that when the transferee of the Shares has been approved by the Board of Trustees for admission to the Trust as a substitute Shareholder, or upon the withdrawal of a Shareholder from the Trust pursuant to a periodic tender or otherwise, the power of attorney given by the transferor will terminate.

               8.3 TERMINATION OF TRUST OR SERIES. Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of two-thirds (2/3) of the Shares of each Series entitled to vote, voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series may be terminated at any time by vote of two-thirds (2/3) of the Shares of that Series or by the Trustees by written notice to the Shareholders of that Series. Any Series shall be terminated if the Shares of any Shareholder that has submitted a written request for the repurchase of all of its Shares by the Series, in accordance with the terms of this Declaration of Trust, are not repurchased by the Series within a period of two (2) years following the date of the request; provided, however, that termination shall not be required if the Series is unable to repurchase a Shareholder's Shares as a result of regulatory restrictions that prevent the Series from fulfilling a repurchase request.

               8.4 LIQUIDATION. Upon termination of the Trust (or any Series, as the case may be), the Board of Trustees or Adviser, acting as liquidator under appointment by the Board of Trustees (or another liquidator, if the Board of Trustees does not appoint the Adviser to act as liquidator or the Adviser is unable to perform this function) shall wind up the affairs of each Series (or the applicable Series, as the case may be) and liquidate its assets. Upon the liquidation of a Series, its assets will be distributed (i) first, to satisfy the debts, liabilities and obligations of the Series (other than debts of Shareholders) including actual or anticipated liquidation expenses, (ii) next, to repay debts owing to the Shareholders of the Series, and (iii) finally, to the Shareholders of the Series proportionately in accordance with the value of their Shares. Assets may be distributed in-kind on a proportionate basis if the Board of Trustees or liquidator determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

               8.5 MERGER AND CONSOLIDATION. The Trustees may cause (i) the Trust or one or more of its Series to the extent consistent with applicable law to be merged into or consolidated with another trust or company, (ii) the Shares of the Trust or any Series to be converted into beneficial interests in another statutory trust (or series thereof) created pursuant to this Section 8.5, or
(iii) the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law. Such merger or consolidation, Share conversion or Share exchange need not be authorized by vote of the holders of Shares of the Trust, except to the extent required by applicable law; provided, however, that, to the extent approval of the holders of Shares is required, in all respects not governed by statute or applicable law, the Trustees shall have the power to prescribe the procedure necessary or appropriate to accomplish a sale of assets, merger or consolidation including the power to create one or more separate statutory trusts to which all or any part of the assets, liabilities, profits or losses of the Trust may be transferred and to provide for the conversion of Shares of the Trust or any Series into beneficial interests in such separate statutory trust or trusts (or series thereof).



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               8.6 AMENDMENTS. This Declaration of Trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the then Trustees, including, if required by law, a majority of the non-interested Trustees, and, if required by law, approval of such amendment by Shareholders in accordance with Section 5.3. Any such restatement and/or amendment hereto shall be effective immediately upon execution and approval. The Certificate of Trust of the Trust may be restated and/or amended by a similar procedure, and any such restatement and/or amendment shall be effective immediately upon filing with the Secretary of State of the State of Delaware or upon such future date as may be stated therein.

               8.7 COPIES AND INTERPRETATION. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments. In this instrument and in any such restatements and/or amendment, references to this instrument, and all expressions like "herein," "hereof' and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning, construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

               8.8 APPLICABLE LAW. This Declaration of Trust is created under and is to be governed by and construed and administered according to the laws of the State of Delaware and the Delaware Statutory Trust Act, as amended from time to time (the "Statutory Trust Act"). The Trust shall be a Delaware statutory trust pursuant to such Statutory Trust Act, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a statutory trust.

               8.9 CONFLICTS AND SEVERABILITY. The provisions of this Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the Investment Company Act, the regulated investment company provisions of the Internal Revenue Code or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination. If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

               8.10 STATUTORY TRUST ONLY. It is the intention of the Trustees to create a statutory trust pursuant to the Statutory Trust Act, and thereby to create only the relationship of trustee and beneficial owners within the meaning of such Statutory Trust Act between the Trustees and each Shareholder. It is not the intention of the Trustees to create a general



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partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a statutory trust pursuant to such Statutory Trust Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

               8.11 USE OF THE IDENTIFYING WORDS. The identifying words "A T Fund" and "A T Funds," including any derivations thereof, and all rights to the use of such identifying words belong to the Adviser. The Advisor hereby licenses the to Trust the right to use such identifying words in the Trust's name and the name of any Series thereof. If the Advisor or an affiliate of the Advisor is not appointed or ceases to be the adviser of the Trust, this non-exclusive license may be revoked by the Adviser upon written notice to the Trust, and the Trust and any Series thereof shall respectively cease using such identifying words unless otherwise consented to by the Adviser or any successor to its interests.

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         IN WITNESS WHEREOF, the Trustee named below does hereby make and enter into this Declaration of Trust as of the date first written above.


/s/ Mark Torline
----------------------------------------------
Mark Torline
Sole Initial Trustee





















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